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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☒	Preliminary proxy statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
CENTIV, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[CENTIV LOGO]

Centiv, Inc.
998 Forest Edge Drive
Vernon Hills, Illinois 60061
(847) 876-8300

         April 25, 2002

Dear Shareholder:

        We cordially invite you to attend the Annual Meeting of Shareholders of Centiv, Inc. to be held on May 23, 2002 at 10:00 a.m. local time at the Centiv's corporate office at 998 Forest Edge Drive, Vernon Hills, Illinois 60061. At the Annual Meeting, the board of directors will ask you to elect six directors, approve an amendment to our option plan, approve Centiv's reincorporation in Delaware, and ratify our issuance of 216,000 units, each consisting of one share of convertible preferred stock and a warrant to purchase one additional share of convertible preferred stock pursuant to our recently completed private offering.

        It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend. To be certain that you will be represented, please sign, date and return the enclosed proxy card in the envelope provided as soon as possible. If your bank or broker offers telephone or Internet voting and you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

        We have enclosed a copy of our Annual Report on Form 10-K. We encourage you to read the Annual Report. It includes our audited financial statements for the year ended December 31, 2001 as well as information about our operations, markets, products and services.

        On behalf of the board of directors and management, I would like to express our appreciation for your interest in the affairs of Centiv.

                      Sincerely,

                      William M. Rychel
                       President and Chief Executive Officer

Centiv, Inc.
998 Forest Edge Drive
Vernon Hills, Illinois 60061
(847) 876-8300

Notice of Annual Meeting of Shareholders

May 23, 2002
10:00 a.m.
998 Forest Edge Drive
Vernon Hills, Illinois 60061

        The purpose of our Annual Meeting is to:

    1.
    elect six directors, one to be elected by the preferred shareholders pursuant to the terms of our Restated Articles of Incorporation and related Certificate of Designations, Preferences and Rights and four to be elected by the common shareholders and the preferred shareholders voting together as a single class;

    2.
    amend our 1997 Stock Option Plan to increase the number of shares that we may issue under the plan from 1,250,000 to 1,500,000;

    3.
    approve the reincorporation of Centiv, Inc. in Delaware, through the merger of Centiv, Inc., a Georgia corporation, with and into a newly created, wholly owned Delaware subsidiary of Centiv, Inc.;

    4.
    ask our common shareholders to ratify our issuance of 216,000 units, each consisting of one share of convertible preferred stock and a warrant to purchase one additional share of convertible preferred stock pursuant to our recently completed private offering; and

    5.
    transact such other business as may come before the annual meeting or any adjournment or postponement thereof.

        You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on    March 29, 2002. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 is enclosed.

                      By Order of the Board of directors

                      William M. Rychel
                       President and Chief Executive Officer

April 25, 2002

Centiv, Inc.

Proxy Statement

        This proxy statement and form of proxy are first being mailed to shareholders on or about April 25, 2002.

Annual Report on Form 10-K

        A copy of our Annual Report on Form 10-K, without exhibits, is enclosed with this proxy statement. You may obtain a copy of the exhibits described in the Form 10-K for a fee upon request. Please contact Thomas M. Mason, Chief Financial Officer, Centiv, Inc., 998 Forest Edge Drive, Vernon Hills, Illinois 60061.

Explanatory Note

        On December 31, 2001, we consummated the sale of our Channels Business division to TK Acquisition Corporation and in connection with that sale, effective as of December 31, 2001, we changed our corporate name from Tekgraf, Inc. to Centiv, Inc.

Questions and Answers

What am I voting on?

        Our board of directors is soliciting your vote on:

  •
  the election of six directors, one to be elected by the preferred shareholders pursuant to the terms of our Restated Articles of Incorporation and related Certificate of Designations, Preferences and Rights and five to be elected by the common shareholders and the preferred shareholders voting together as a single class;

  •
  the amendment of our 1997 Stock Option Plan to increase the number of shares issuable under the plan from 1,250,000 shares to 1,500,000 shares;

  •
  the approval of the reincorporation of Centiv, Inc. in Delaware, through the merger of Centiv, Inc., a Georgia corporation, with and into a newly created, wholly owned Delaware subsidiary of Centiv, Inc.;

  •
  the ratification by our common shareholders of our issuance of 216,000 units, each consisting of one share of convertible preferred stock and a warrant to purchase one additional share of convertible preferred stock pursuant to our recently completed private offering; and

  •
  the transaction of such other business as may come before the annual meeting or any adjournment or postponement thereof.

Who may vote?

        If our records show that you are a common shareholder or preferred shareholder as of the close of business on March 29, 2002, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock or preferred stock that you held on the record date. On the record date, there were 4,956,535 shares of our common stock issued and outstanding and 216,000 shares of our preferred stock issued and outstanding. The common shareholders and the preferred shareholders will vote together as a single class on each matter presented at the annual meeting, except that only the preferred shareholders will vote on the election of Steven J. Carnevale as a director and only the common shareholders will vote on the ratification of our issuance of 216,000 units, each consisting of one share of convertible preferred stock and a warrant to purchase one additional share of convertible preferred stock pursuant to our recently completed private offering.

How many votes do I have?

        Each share of our common stock that you own entitles you to one vote. Accordingly, the holders of our common stock are entitled to an aggregate of 4,956,535 votes. Each share of our preferred stock that you own entitles you to that number of votes equal to the largest number of full shares of our common stock into which all of the shares of preferred stock that you own could then be converted. Currently, that is 10 shares of common stock, or 10 votes, for every share of preferred stock you own. Accordingly, the holders of our preferred stock are entitled to an aggregate of 2,160,000 votes.

How do I vote?

        All shareholders may vote by mail. If you hold your shares through a bank or broker, you also may be able to vote by telephone or over the Internet. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided. If your bank or broker does not offer telephone or Internet voting, please complete and return your proxy by mail. If you attend the Annual Meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 29, 2002, the record date for voting.

How does discretionary voting authority apply?

        If you sign, date and return your proxy card, or vote by telephone or over the Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to William M. Rychel and Thomas M. Mason to vote for the items discussed in these proxy materials and any other matter that is properly raised at the Annual Meeting. In such a case, your vote will be cast FOR the election of each director nominee for which you are entitled to vote, FOR the amendment of the stock option plan, FOR the reincorporation of Centiv in Delaware, FOR the ratification of our issuance of 216,000 units (if you are a common shareholder) and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Rychel and Mason.

May I revoke my proxy?

        You may revoke your proxy at any time before it is exercised in one of four ways:

  1.
  Notify our Chief Financial Officer in writing at the address on the cover of this proxy statement before the Annual Meeting that you are revoking your proxy.

  2.
  Submit another proxy with a later date.

  3.
  Vote by telephone or Internet after you have given your proxy.

  4.
  Vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        Your shares are likely registered differently or are in more than one account, or you own both common stock and preferred stock. You should sign and return all proxy cards to guarantee that all of your shares are voted.

What constitutes a quorum?

        For all matters on which both common and preferred shareholders vote, the presence, in person or by proxy, of the holders of a majority of the total number of votes of the shares of Centiv stock issued, outstanding and entitled to vote constitutes a quorum. Because only preferred shareholders vote on the election of Mr. Carnevale, on that matter, the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of preferred stock constitutes a quorum. Because only common shareholders vote on the ratification of our issuance of the 216,000 units, on that matter, the presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock constitutes a quorum. You will be considered part of the appropriate quorum or quorums if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

        Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

What vote is required to approve each proposal?

        Election of Directors:    Directors are elected by a plurality of the votes cast at the meeting by the shareholders entitled to vote for the particular director. Mr. Carnevale, as the preferred shareholder designee, is elected by vote of the preferred shareholders. The remaining five directors are elected by the vote of the common shareholders and the preferred shareholders voting together as a class. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or ballot or withhold authority as prompted during telephone or Internet voting. Abstentions and broker non-votes will have no effect.

        Amendment of Stock Option Plan:    Amendment of our stock option plan requires that a majority of the shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention will have the effect of a vote against the amendment of the plan since it is one less vote for approval, but a broker non-vote will have no effect.

        Reincorporation of Centiv in Delaware:    The reincorporation of Centiv in Delaware requires that a majority of the shares outstanding and having the power to vote at the Annual Meeting vote in its favor, regardless of whether the holders of those shares are present or represented by proxy. An abstention or a broker non-vote will have the effect of a vote against the reincorporation.

        Ratification of Our Issuance of Units:    The ratification of our issuance of units in our recently completed private offering requires that a majority of our common shares present or represented by proxy and having the power to vote at the Annual Meeting vote in its favor. An abstention will have the effect of a vote against the ratification of the issuance since it is one less vote for approval, but a broker non-vote will have no effect.

Will I have dissenter's or appraisal rights if I vote against the reincorporation?

        Under Georgia law, you have the right to demand the appraised value of your shares (dissenter's rights) if you vote against the reincorporation. For more information, see Appendix A, which is a copy of the relevant provision of the Georgia Business Corporation Code dealing with the procedures regarding dissenter's rights.

How do I submit a shareholder proposal?

        You must submit a proposal to be included in our proxy statement for the May 2003 annual meeting in writing no later than December 26, 2002. Your proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the May 2003 annual meeting no later than December 26, 2002. If you submit a proposal after the deadline and we choose to consider it, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by our board of directors for that meeting to exercise discretionary voting power as to that proposal.

        Our bylaws require that your proposal provide: (1) your name and address and the names and addresses of any person or entity acting in concert with you; (2) the class and number of shares of our stock that you and each of those individuals or entities beneficially own; (3) a description of the proposal and all material related information; and (4) any other information that the board of directors reasonably determines is necessary or appropriate to enable it and our shareholders to consider the proposal. You should send your proposal to our Secretary at our address on the cover of this proxy statement.

How do I nominate a director?

        If you wish to recommend a nominee to be elected a director at an annual meeting, our Secretary must receive your written nomination at least 60 days but not more than 75 days before the date of the meeting. If we do not give notice or publicly announce the date of our annual meeting at least 70 days prior to the meeting, then we must receive your notice before the close of business on the tenth day after which we have mailed the notice or announced the meeting date, whichever occurs first.

        You should submit your proposal to the Secretary at our address on the cover of this proxy statement. Our bylaws require that you provide: (1) your name and address; (2) a statement that you are a record holder of our stock entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (3) the class and number of shares of our stock that you and the nominee each own of record, own beneficially and represent by proxy as of the date of the proposal; (4) the nominee's name, age, business and residence addresses, and principal occupation or employment; (5) a description of all arrangements or understandings between you, the nominee or any other person under which you are making the nominations; (6) any other information that the rules of the Securities and Exchange Commission require to be included in a proxy statement; and (7) the nominee's written consent to serve as a director if elected. We may require a proposed nominee to provide additional information to determine the eligibility of the nominee to serve as a director.

Who pays to prepare, mail and solicit the proxies?

        We will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

Election of Directors

        Six directors currently serve on the board. Five of our existing directors (Messrs. Dalton, Mason, Rychel and Sisto and Ms. Feil) are nominated for re-election at the Annual Meeting by the holders of common stock and preferred stock, voting together as a class, and one director (Mr. Carnevale) is nominated for re-election at the Annual Meeting by only the holders of preferred stock. A director will serve until the expiration of his or her term, until a qualified successor director has been elected, or until he or she resigns or is removed by the board.

        Your shares will be voted as you specify on the enclosed proxy card or in telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of Messrs. Dalton, Mason, Rychel and Sisto and Ms. Feil if you are a common shareholder and FOR the election of Messrs. Carnevale, Dalton, Mason, Rychel and Sisto and Ms. Feil if you are a preferred shareholder. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for a nominee, your shares will be voted FOR that other person. The board does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

        Steven J. Carnevale, 46, has been a General Partner and Director of Private Equity Investing for Talkot Capital, LLC, a crossover hedge fund that invests in both public and private equities, since 1996. From 1992 until that time, he was in venture capital and investment banking with Endeavor Capital Management. Mr. Carnevale is also a director of Advanced Data Exchange (ADX) and Sawgrass Systems, Inc. Mr. Carnevale has been a director of Centiv since April 2000 and has been the chairman of the board since March 2002. On March 28, 2002, the holders of preferred stock designated Mr. Carnevale as their preferred stock director pursuant to the terms of our Restated Articles of Incorporation and the related Certificate of Designations, Preferences and Rights.

        Frank X. Dalton, Jr., 45, is a partner with Cordova Ventures, a venture capital firm based in Atlanta, Georgia. Prior to joining Cordova, Mr. Dalton was, from January 1996 to November 1996, an Executive Vice President of Ambassador Capital Corporation, an investment banking firm. From November 1989 to January 1996, Mr. Dalton was employed by BDO Seidman, LLP, a public accounting firm, with his last position being Partner. Mr. Dalton has served as a director of Centiv since November 1997.

        Kim Feil, 43 has served as Division President of Worldwide Innovation for Information Resources, Inc. (IRI), which provides retail and consumer performance measurement information services to consumer packaged goods companies, since March 1998. For nine years prior to that, from December 1989, she was with Cadbury Beverages (Dr Pepper/7UP) where she held a variety of executive positions, including Senior Vice President of Strategic Planning, Senior Vice President of Marketing and Senior Vice President of Sales for Cadbury's independent bottling system. Ms. Feil has been a director since April 2002.

        Thomas M. Mason, 47, joined Centiv in March 2000 as Vice President of Finance and Chief Financial Officer and became a director in February 2001. From July 1997 until joining Centiv, Mr. Mason served as Chief Financial Officer of The Segerdahl Corporation, a commercial printer. Prior to that, from February through July 1997, he served as Senior Vice President and Chief Financial Officer of Telular Corporation. For the preceding 13 years, Mr. Mason held various finance and general management positions with Bell & Howell Company. Mr. Mason also worked at American Hospital Supply Corporation for five years and began his career with KPMG/Peat Marwick as a CPA. Mr. Mason has been a director of Centiv since February 2001.

        William M. Rychel, 51, was named President and Chief Executive Officer of Centiv in February 2000. Prior to this nomination, he served as Interim Chief Executive Officer since October 1998. Mr. Rychel became President of the Graphics Division and a director of Centiv upon completion of our acquisition of G&R Marketing, Inc. in June 1997. Beginning in 1985, he served as the President of G&R Marketing, a company he co-founded. Mr. Rychel has served as a director of Centiv since June 1997.

        Albert E. Sisto, 52, has served as Chief Executive Officer and President of Phoenix Technologies, Ltd. since June 1999 and as Chairman since February 2000. Prior to that, from November 1997, he served as the Chief Operating Officer of RSA Data Security, Inc., a Security Dynamics Company. From 1994 until that time, Mr. Sisto served as President, Chairman and Chief Executive Officer of DocuMagix, Inc., a computer software company specializing in personal content management. Mr. Sisto is also a director of Hi/fn Inc. and Insilicon Corporation. Mr. Sisto has been a director of Centiv since November 1997.

Meetings and Committees of
the Board of Directors

        The board of directors met six times during 2001, either in person or by telephone. In addition to meetings of the full board, directors attended meetings of board committees. The board of directors has standing audit and compensation committees. Each director attended all of the meetings of the board and of the committees on which he served.

        The audit committee recommends the appointment of our independent public accountants and reviews the scope of audit and non-audit assignments and related facts. Steven J. Carnevale, Frank X. Dalton, Jr. and Albert E. Sisto are the members of the audit committee. The audit committee has adopted a charter, which specifies the composition and responsibilities of the committee. Additional information on the committee and its activities is set forth in the "Audit Committee Report." The committee met four times during 2001.

        The compensation committee makes recommendations to the board concerning salaries and incentive compensation for our officers and employees. The committee also administers our stock option plan. Frank X. Dalton, Jr. and Albert E. Sisto are the members of the compensation committee. The committee met once during 2001.

        We have agreed for a period of five years beginning on November 10, 1997, if requested by D.H. Blair Investment Banking Corp., to nominate a designee of Blair for election to our board of directors. Blair, the underwriter for our initial public offering, has not exercised this right.

Director Compensation

        Directors who are also our employees receive no fees for their services as directors. Non-employee directors receive an annual retainer of $4,000, paid quarterly. Board members receive an additional $2,500 for each in person meeting and $500 for each telephonic meeting plus reimbursement of expenses. Committee members receive $500 for serving on the audit committee and $500 for serving on the compensation committee. For 2002, director compensation will be the same as 2001 except that the fee for non-employee directors for attending meetings in person will be reduced to $1,500. Directors are not precluded from receiving compensation for serving Centiv in another capacity.

        Directors are also entitled to receive options under our stock option plan. Non-employee directors will receive annual grants of options as determined by the board. In addition, upon joining the board of directors non-employee directors will receive a grant of options to purchase 20,000 shares. This amount will be increased to 30,000 for 2002. These options will vest equally over three years. Options granted under the plan have exercise prices equal to the fair market value of our common stock on the grant date.

        In March 2001, we granted each of Messrs. Carnevale, Dalton and Sisto options to purchase 10,000 shares of our common stock, which vest equally over three years on the anniversaries of the grant. In January 2002, each of Messrs. Dalton and Sisto received a grant of options to purchase 15,000 shares of our common stock. In April 2002, upon her appointment to the board of directors, we granted Ms. Feil an option to purchase 30,000 shares of our common stock, which vest equally over three years on the anniversary of the grant. In March 2002, we granted to Mr. Carnavale, subject to shareholder approval of the increase in shares issuable under our 1997 Stock Option Plan, an option to purchase 158,000 shares of our common stock as consideration for his agreement to serve as chairman of the board of directors and for his consulting services in connection with our recent financing.

Ownership of Centiv Common Stock

        The following table shows how much of each class of our stock was beneficially owned as of March 29, 2002 by:

  •
  our Chief Executive Officer and other individuals named in the Summary Compensation Table included in this proxy statement;

  •
  each director;

  •
  each shareholder known by us to own beneficially at least 5% of our common stock or preferred stock; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer, shares subject to stock options and warrants that are exercisable currently or become exercisable within 60 days and shares subject to convertible securities that are convertible currently or within 60 days. These shares are considered to be outstanding for the purpose of calculating the percentage of ownership of the shareholder holding these options, warrants or convertible securities, but are not considered to be outstanding for the purpose of calculating the percentage ownership of any other person. Percentage ownership is based on 4,956,535 shares of common stock and 216,000 shares of preferred stock (each share of which is, at the holder's option, convertible into 10 shares of common stock, subject to certain anti-dilution protection) outstanding as of March 29, 2002. Except as otherwise noted, the shareholders named in this table have sole voting and dispositive power for all shares shown as beneficially owned by them.

	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock	Shares of Preferred Stock Beneficially Owned	Percent of Preferred Stock
Named Executive Officers and Directors
William M. Rychel(2)	1,238,134	24.87	—	—
Thomas M. Mason	70,500	1.41	—	—
Scott C. Barker(3)	424,149	8.37	—	—
Mark C. Lewis	251,400	5.01	—	—
James Kearney	11,250	*	—	—
Curt J. Campagna	—	—	—	—
Steven J. Carnevale(4)	1,016,667	17.02	100,000	37.59
Frank X. Dalton, Jr.	29,999	*	—	—
Kim Feil	—	—	—	—
Albert E. Sisto	37,999	*	—	—
All directors and executive officers as a group (10 persons)	2,421,216	45.71
Other 5% Shareholders
Thomas A. Gust(5)	414,759	8.37	—	—
Talkot Crossover Fund(6)	1,000,000	16.79	100,000	23.15
Thomas B. Akin(7)	2,000,000	33.58	200,000	46.30
Pennell Venture Partners Marathon Fund II, LP(8)	1,000,000	16.79	100,000	23.15
Garrison Master Fund(9)	384,000	7.19	38,400	8.89

*
Less than 1%.

(1)
Includes options and warrants to purchase shares of our common stock that are currently exercisable or exercisable within 60 days as follows: Mr. Rychel, 22,500 shares; Mr. Mason, 55,000 shares; Mr. Barker, 110,000 shares; Mr. Lewis, 70,000 shares; Mr. Kearney, 6,250 shares; Mr. Carnevale, 16,667 shares; Mr. Dalton, 29,999 shares; Mr. Sisto, 29,999 shares; and all directors and executive officers as a group, 340,415 shares. Mr. Carnevale's beneficial ownership of common stock does not include 158,000 shares subject to the option that is contingent upon shareholder approval of the increase in shares issuable under our option plan.

(2)
Shares of common stock beneficially owned includes 806,983 shares of Centiv common stock that have been pledged to Centiv as security for a loan maturing December 1, 2002. While pledged, Mr. Rychel may not sell, assign or otherwise dispose of these shares without Centiv's prior written consent. Mr. Rychel's address is c/o Centiv, Inc., 998 Forest Edge Drive, Vernon Hills, Illinois 60061.

(3)
Shares of common stock beneficially owned includes 100,000 shares of Centiv common stock that have been pledged to Centiv as security for a loan maturing December 31, 2003. While pledged, Mr. Barker may not sell, assign or otherwise dispose of these shares without Centiv's prior written consent. Mr. Barker's address is 212 Riverside Drive, Greenville, South Carolina 29605.

(4)
Shares of common stock beneficially owned includes 1,000,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock held by Talkot Crossover Fund. Shares of preferred stock beneficially owned represents 100,000 shares held by Talkot Crossover Fund, which includes 50,000 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. Mr. Carnevale is a General Partner and Director of Private Equity Investing for Talkot Capital LLC, the fund manager of Talkot Crossover Fund, and, as such, shares the power to direct the actions of Talkot Crossover Fund. Therefore,

  Mr. Carnevale may be deemed to be a beneficial owner of these shares. Mr. Carnevale disclaims beneficial ownership of all of these shares. The address for Mr. Carnevale is c/o Talkot Capital LLC, 2400 Bridgeway, Suite 200, Sausalito, California 94965.

(5)
Mr. Gust's address is 200 North Fairway Drive, Suite 202, Vernon Hills, Illinois 60061.

(6)
Shares of common stock beneficially owned consists of 1,000,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock. Shares of preferred stock beneficially owned includes 50,000 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. The address for Talkot Crossover Fund is 2400 Bridgeway, Suite 200, Sausalito, CA 94965.

(7)
Shares of common stock beneficially owned includes 1,000,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock. Shares of preferred stock beneficially owned includes 50,000 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. Shares of common stock beneficially owned also includes 1,000,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock held by Talkot Crossover Fund. Shares of preferred stock beneficially owned also represents 100,000 shares held by Talkot Crossover Fund which includes 50,000 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. Mr. Akin is a Partner of Talkot Capital LLC, the fund manager of Talkot Crossover Fund, and, as such, shares the power to direct the actions of Talkot Crossover Fund. Therefore, Mr. Akin may be deemed to be a beneficial owner of these shares. Mr. Akin disclaims beneficial ownership of all of these shares. The address for Mr. Akin is 2400 Bridgeway, Suite 200, Sausalito, California 94965.

(8)
Shares of common stock beneficially owned includes 1,000,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock. Shares of preferred stock beneficially owned includes 50,000 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. The address for Pennell Venture Partners Marathon Fund II, LP is 10 Jones Street, 6th Floor, New York, New York 10014.

(9)
Shares of common stock beneficially owned consists of 384,000 shares issuable upon conversion into common stock of all shares of preferred stock and warrants to purchase shares of preferred stock. Shares of preferred stock beneficially owned includes 19,200 shares of preferred stock issuable upon the exercise of warrants to purchase preferred stock. The address for Garrison Master Fund is c/o Barbary Coast Capital Management, One Sansome Street, Suite 2900, San Francisco, California 94104.

Section 16(a) Beneficial Ownership
Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that Centiv's executive officers, directors and 10% shareholders file reports of securities ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and 10% owners also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of these reports provided to us and written representations that no other reports were required, we believe that all filing requirements were met during fiscal 2001.

Executive Compensation

        This table summarizes the before-tax compensation for the Chief Executive Officer and the next four most highly compensated executive officers of Centiv, as well as for Curt J. Campagna, who served as an executive officer of Centiv during a portion of 2001.

Summary Compensation

Annual Compensation
Long-Term Compensation Awards Bonus
Name and Principal Position	Year	Salary		Securities Underlying Options			All Other Compensation(7)
William M. Rychel President and Chief Executive Officer	2001 2000 1999	$175,000 175,000 125,000		100,000 — —	$87,500 87,500 25,000	(1) (6) (6)	$9,205 9,024 —
Thomas M. Mason Chief Financial Officer (since March 2000)	2001 2000 1999	$160,000 131,590 —		40,000 60,000 —	$58,333 91,667 —	(2) (6)	$820 633 —
Mark C. Lewis President of CalGraph Technology Services, Inc.	2001 2000 1999	$160,000 158,751 125,000		30,000 40,000 —	$40,000 100,000 —	(3) (6)	$820 419 —
James M. Kearney Chief Information Officer (since July 2000)	2001 2000 1999	$115,000 55,105 —		15,000 10,000 —	$16,150 8,250 —	(4) (6)	$542 419 —
Scott C. Barker Former Vice President, Sales and Marketing (through December 31, 2001)	2001 2000 1999	$175,000 287,387 234,027	(8) (8)	60,000 — —	$62,500 — —	(5)	$820 633 —
Curt J. Campagna Former Vice President, Marketing (from October 2000 through September 2001)	2001 2000 1999	$110,000 27,500 —		7,500 25,000 —	$30,000 10,000 —	(6) (6)	$451 251 —

(1)
Includes $52,500 that was accrued during 2001 and will be paid in 2002.

(2)
Includes $30,000 that was accrued during 2001 and will be paid in 2002.

(3)
Includes $24,000 that was accrued during 2001 and will be paid in 2002.

(4)
Includes $4,250 that was accrued during 2001 and will be paid in 2002.

(5)
Includes $37,500 that was accrued during 2001 and will be paid in 2002.

(6)
Bonus accrued during the year and paid the following year, except that Mr. Mason's bonus in 2000 includes $45,000 that related to and was paid in that year and Mr. Kearney's bonus in 2000 includes $4,250 that related to and was paid in that year.

(7)
Represents payments made by Centiv on a long-term disability policy.

(8)
Includes sales commissions of $162,387 in 2000 and $109,027 in 1999.

Option Grants in 2001

        This table gives information relating to option grants during 2001 to the executive officers listed in the Summary Compensation Table. The options were granted under our Amended and Restated 1997 Stock Option Plan. Unless otherwise noted, the options vest in four equal annual installments beginning on the first anniversary of the grant date.

        The potential realizable value is calculated based on the term of the option at its time of grant, 10 years, except for those options owned by Mr. Rychel for which the period is five years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and the stock is sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed pursuant to the rules of the Securities and Exchange Commission. The actual price appreciation may be substantially greater or lower than that assumed under these rules. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or at any other defined level. The closing price of the common stock on March 28, 2002, the last trading day prior to the record date, was $1.00 per share.

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Securities Underlying Options Granted		Percent of Total Options Granted to Employees in 2001
Name				Exercise Price Per Share	Expiration Date
							5%	10%
William M. Rychel	25,000 65,000 10,000	(1)	5.6 14.5 2.2%	$.5157 ..5157 1.23	3/7/06 3/7/06 6/29/06		$2,066 5,370 826	$5,983 15,555 2,393
Thomas M. Mason	40,000		8.9	..4688	3/7/11		11,793	29,886
Mark C. Lewis	30,000		6.7	..4688	3/7/11		8,845	22,414
James Kearney	15,000		3.3	..4688	3/7/11		4,422	11,207
Scott C. Barker	30,000 30,000	(2) (2)	6.7 6.7	..4688 1.40	3/7/11 12/31/11	(3) (3)	8,845 26,414	22,414 66,937
Curt J. Campagna	7,500		1.7	..4688	3/7/11	(4)	2,211	5,604

(1)
Vest in four equal annual installments unless Centiv reaches profitability in any quarter, in which case they all vest immediately.

(2)
In connection with termination of employment, all options vested as of December 31, 2001.

(3)
Will be forfeited on December 31, 2002 if not exercised.

(4)
Were forfeited on December 31, 2001.

Option Exercises in 2001 and
2001 Year-End Option Values

        None of the executive officers listed in the Summary Compensation Table exercised stock options during 2001. The value of unexercised in-the-money options at year end 2001 is determined using the difference between the option exercise price and $1.40 (the closing price of Centiv common stock on the last trading day of the fiscal year, December 31, 2001) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

	Securities Underlying Unexercised Options at Year End 2001		Value of Unexercised In-the-Money Options at Year End 2001
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
William M. Rychel	—	100,000	—	$81,287
Thomas M. Mason	30,000	70,000	—	37,248
Mark C. Lewis	10,000	60,000	—	27,936
James Kearney	2,500	22,500	$375	15,093
Scott C. Barker	110,000	—	27,936	—
Curt J. Campagna	—	—	—	—

Certain Relationships and Related Transactions

Transactions with Mr. Rychel

        We loaned Mr. Rychel a total of $1,775,000 to purchase from certain shareholders a total of 806,983 shares of our common stock, 685,816 of which were shares of Class B Common Stock. All outstanding shares of our Class B Common Stock were converted into our common stock on a one-for-one basis on January 21, 2000. The loan was due on December 1, 2001 and was renewed until December 1, 2002. As consideration for the renewal of this loan, Mr. Rychel entered into an agreement with Centiv that restricts his ability to compete with us during his employment and for a period of one year thereafter. Interest on the loan is payable at a rate that is 0.25% above the rate that we pay from time to time under our current bank loan agreement. All principal and interest are due at maturity. As collateral for payment of the loan, Mr. Rychel has pledged the shares that he purchased with the proceeds of the loan. The loan is prepayable at any time without penalty, and Mr. Rychel has stated his intent to attempt to sell blocks of his shares on a private basis in an effort to repay the loan.

        If the trading price of our common stock is at least $3.00 per share for 20 consecutive trading days, we can purchase any of the shares purchased by Mr. Rychel at discounts to the then-current market price ranging from 10-15%, depending on the market price, with a corresponding reduction of the loan balance. In connection with the loan, Mr. Rychel has agreed to maintain a $2,000,000 term insurance policy on his life, with Centiv as beneficiary. He has agreed to keep the policy in effect until the loan is paid in full. We have agreed to indemnify Mr. Rychel against any actions brought against him personally by any of our shareholders as a result of the loan or his use of the loan to purchase shares as described above.

        We borrowed the money lent to Mr. Rychel under our existing bank facility. In doing so, we incurred a service charge of $10,000 imposed by the bank in order to obtain a waiver from the usual lending conditions prohibiting loans by Centiv to its officers or directors.

Transactions with Mr. Barker

        On December 31, 2001, we sold our Channels Business to TK Acquisition Corporation, a newly formed South Carolina corporation controlled by Mr. Barker. As of the closing of that sale, Mr. Barker ceased to be an employee of Centiv.

        In connection with the sale of the Channels Business, we loaned Mr. Barker $200,000 for certain working capital needs. Interest on the loan is payable at a rate that is 0.25% above the rate we pay from time to time under our current bank loan agreement. All principal and interest is due at maturity, which is December 31, 2003. As collateral for the payment of the loan, Mr. Barker has pledged 100,000 shares of our common stock owned by him. The loan is prepayable at any time without penalty.

Private Offering of Units

        On March 28, 2002, we issued, in a private placement, 216,000 units, each consisting of one share of convertible preferred stock and one warrant to purchase one additional share of convertible preferred stock. The purchase price was $10.00 per unit. One of the principal investors in the convertible preferred stock is Talkot Crossover Fund, a fund managed by Talkot Capital, LLC, whose General Partner and Director of Private Equity Investing, Steven J. Carnevale, serves as a member of our board of directors. In connection with the investment, Mr. Carnevale will become chairman of our board of directors. We have also issued, subject to shareholder approval of the increase in shares issuable under our 1997 Stock Option Plan, an option to purchase 158,000 shares of our common stock to Mr. Carnevale under the Plan as consideration for his agreement to serve as chairman of our board of directors and for his consulting services related to the private placement.

        Other 5% or greater investors in the private offering include Mr. Thomas Akin, who, like Mr. Carnevale, is a Partner at Talkot Capital, LLC, Pennell Venture Partners Marathon Fund II, LP and Garrison Master Fund. For more details on their investment, see "Ownership of Centiv Common Stock."

        Each share of convertible preferred stock is convertible, initially, into 10 shares of our common stock. Therefore, at a purchase price of $10.00 per unit, the effective purchase price for each share of common stock purchased was $1.00. The warrant that is included with each unit gives the holder the right, until five years after the issuance of the warrant, to purchase one share of convertible preferred stock at a purchase price of $15.00 per share, the equivalent of $1.50 per share of common stock.

        The convertible preferred stock has a liquidation preference over common stock equal to the purchase price of the convertible preferred stock plus any accrued but unpaid dividends. If not previously converted, the convertible preferred stock will begin to accrue dividends on March 31, 2003 at a rate equal to 8% of the purchase price of the convertible preferred stock. In addition, if not previously converted into common stock, the convertible preferred stock is subject to redemption at our option on the fourth anniversary of the issuance of the convertible preferred stock at a redemption price equal to the purchase price plus any accrued but unpaid dividends. If we fail to redeem the convertible preferred stock on that date, the holders of the convertible preferred stock become entitled to elect a majority of the board of directors. The convertible preferred stock is initially convertible into 10 shares of common stock for each share of the convertible preferred stock. This conversion ratio, however, is subject to anti-dilution adjustment for stock splits, combinations and other similar changes and if we issue, except in limited circumstances, any capital stock for a per share price less than the then current conversion price.

Settlement of Dissenters' Claim

        On January 3, 2001, we closed a transaction pursuant to which we settled a lawsuit involving shareholders who exercised dissenters' rights with regard to our conversion of all Class B common stock to Class A common stock pursuant to a vote at a special meeting of shareholders held on January 21, 2000. The terms of the settlement are set forth in a Settlement Agreement and Mutual Releases dated December 21, 2000, a copy of which is filed as Exhibit 99.1 to the Current Report on Form 8-K filed on January 4, 2001. The agreement relates to the shareholders of record who owned 1,191,333 shares of Class B common stock as of the relevant date and exercised dissenters' rights and demanded payment for their shares, plus accrued interest, pursuant to Georgia law. Because we and the dissenting shareholders could not reach agreement as to the fair value of the shares as of the relevant date, we filed a petition in the Superior Court of Fulton County, Georgia on May 26, 2000, seeking the determination of the fair value of the dissenters' shares and accrued interest, pursuant to Georgia law.

        We previously entered into a transaction that resulted in a partial settlement of the lawsuit. As of October 31, 2000, we sold the assets of our Tekgraf Systems division to Micro Environments, LLC, a limited liability company controlled by Anita, Ltd., one of the dissenting shareholders. As consideration for the assets of the Tekgraf Systems division, Anita, Ltd. transferred to us 293,334 shares (subject to adjustment) of Class A common stock at issue in the lawsuit. Pursuant to the settlement agreement effective January 3, 2001, Anita, Ltd. made the final adjustment payment for the assets of the Tekgraf Systems division by surrendering to us an additional 82,418 shares of Class A common stock at issue in the lawsuit.

        Under the terms of the settlement agreement, the defendants transferred all of their rights to the remaining shares at issue in the lawsuit. We agreed to pay an aggregate amount of $1,875,000 to resolve the lawsuit, and on January 5, 2001, the parties filed a mutual notice of dismissal with the Court. To facilitate the settlement, and in exchange for an agreement not to purchase Centiv stock for a period of five years, we agreed to pay $168,750 to Anita, Ltd. on March 15, 2001 in exchange for 75,000 Class A shares and 75,000 warrants that were not subject to lawsuit.

        On January 3, 2001, we paid $275,000 and delivered an unsecured installment note dated December 21, 2000 for the remaining $1,768,750. The note, a copy of which is filed as Exhibit 99.2 to the Current Report on Form 8-K referenced above, provides that we will make monthly payments commencing on March 15, 2001 and ending on December 14, 2001. The note will not bear interest, except upon an event of default (as defined in the note). From the date of an event of default, interest will accrue on all remaining payments at a rate equal to the prime rate (as defined in the Note) plus 2%. Certain mutual releases and covenants not to sue will automatically be revoked if we fail to make any of the payments due under the note. As provided, Anita, Ltd. surrendered the 75,000 Class A shares and 75,000 warrants that it held when we made the March 15, 2001 payment.

        As further described in the settlement agreement, we also agreed to indemnify the defendants and certain related parties against claims for or relating to any alleged failure by us or the defendants to comply with any alleged net asset value obligations relating to our June 1997 acquisition of all of the outstanding stock of five regional distributors of computer graphics products. We agreed to use reasonable, good faith efforts to obtain certain mutual releases from the persons who sold stock to us in acquisitions in June 1997, and our indemnification obligations will terminate with respect to those who execute and deliver the mutual releases. As part of the settlement agreement, two shareholders who sold stock to us as part of the June 1997 acquisitions executed and delivered mutual releases. Those two shareholders are Thomas A. Gust and William M. Rychel. We have since obtained the mutual releases from several other, but not all, of the shareholders who sold stock to us as part of the June 1997 acquisitions.

        We have now made all payments required to be made by us under the settlement agreement.

Compensation Committee Report
on Executive Compensation

        The compensation committee of the board of directors is composed of two independent non-employee directors. The committee makes recommendations to the board concerning salaries and incentive compensation for our officers and employees. The primary objective in designing and implementing the compensation program is to maximize shareholder value over time through alignment of employee performance with business goals and strategies that serve shareholders' interests. The overall goal of the compensation committee is to develop executive compensation and equity-based programs that are consistent with and linked to our strategic and annual business objectives. This report describes the philosophy, objectives and components of our executive compensation programs for 2001 and discusses the determination of compensation for the Chief Executive Officer for 2001.

Compensation Philosophy

        The compensation committee adheres to a compensation policy that:

  •
  will attract and retain key executives crucial to our long-term success;

  •
  relates to the achievement of operational and strategic objectives; and

  •
  is commensurate with each executive's performance, experience and responsibilities.

        The committee has adopted specific principles that are applied in structuring the compensation opportunity for executive officers.

Long-Term and At-Risk Focus

        A significant percentage of total compensation for executive officers should be composed of long-term, at-risk rewards to focus senior management on the long-term interests of shareholders. Equity-based plans should comprise a major part of the long-term, at-risk portion of the total compensation to encourage shareholder value-based management decisions and to link compensation to our performance and shareholder interests.

Short-Term and At-Risk Focus

        A significant portion of cash compensation for executives is linked to the achievement of annual bonus plans or performance objectives. This includes cash bonuses that may be approved by the committee. There is a real risk in bonuses paid under this plan, recognizing variability in individual, unit and overall company performance.

Competitiveness

        Base pay and total compensation should be competitive with similar companies based upon size, products and markets. Individual qualifications and experience level are considered in establishing a salary level when a person is appointed to a position. Salaries are generally reviewed annually. In many instances, a primary factor in setting salary levels is the desire to provide compensation sufficient to induce these individuals to join or remain in our employment. In addition, we periodically conduct a proxy survey of peer group companies.

Cash Bonuses

        Management employees, including each executive officer, are eligible for a cash bonus based on their achievement of specified performance goals as well as the overall performance of Centiv. Management proposed and the committee approved a target bonus of between 8% and 100% of base salary for each officer. This target bonus is then allocated between: (i) individual objectives (0% to 50%) and (ii) earnings targets for Centiv or the relevant business unit (0% to 100%). Centiv and each business unit have been assigned minimum earnings targets.

        The portion of the bonus payable for achieving individual objectives will be payable quarterly, based upon a quarterly assessment by the executive officer's manager and the CEO of the extent to which he or she has met or exceeded his or her individual objectives. The portion of the bonus payable relating to the financial performance of Centiv and each business unit will also be measured quarterly. Eligible executive officers will receive a semi-annual payment in each half of the fiscal year that Centiv or the relevant business unit achieves or exceeds its minimum earnings target, with 40% of the bonus earned payable after six months and the remaining bonus earned deferred to the end of the year. If the relevant minimum earnings targets have not been met, there will be no payment for that period. The amount of the payment will depend on the amount by which actual earnings exceed the minimum target. If the actual earnings equal the minimum target and the executive officer meets his or her individual objectives, the payment will equal 50% of the target bonus. If the actual earnings equal the budgeted earnings and the executive meets his or her individual objectives, he or she will achieve 100% of the target bonus. The actual payment may exceed the target bonus, if the performance for the relevant unit exceeds the budgeted amount.

Stock Option Awards and Restricted Stock Grants

        Equity-based compensation comprises a significant portion of our executive officer compensation programs. These plans are administered solely by the compensation committee.

        Stock options provide executive officers and certain other key employees with the opportunity to achieve an equity interest in Centiv. Stock options are granted with an exercise price equal to the market price on the grant date. Vesting is determined by the committee on a case-by-case basis. Granting options as a portion of compensation emphasizes a long-term focus by key employees in the acquisition and holding of common stock. The number of stock options granted is based on the individual's potential to contribute to our future growth. The frequency and size of individual grants vary with changes in the individual's potential to contribute to our future growth. The number of options required to achieve target grant values based on the prevailing fair market value of the common stock serves in part to determine the number of options granted annually.

Target Stock Ownership

        The board of directors and management believe that significant stock ownership is a major incentive in building shareholder value and aligning the interests of executives and shareholders. The board has adopted guidelines for minimum target ownership by senior executives. Guidelines are based upon a multiple of base salary and can range up to three times annual salary amounts.

Chief Executive Officer Compensation

        The compensation arrangements for Mr. Rychel were based on market conditions for similar positions in the industry. In 2001, Mr. Rychel received a salary of $175,000 and was eligible for a cash bonus of up to 100% of his salary, or $175,000, based on his achievement of objectives determined by the compensation committee. Based on the committee's evaluation of Mr. Rychel's performance against various objectives, Mr. Rychel received a bonus of $87,500 for 2001 and was granted options to purchase 75,000 shares in February 2002. For 2002, Mr. Rychel will receive a salary of $175,000, and we expect that he will be eligible to receive a cash bonus under the to be finalized 2002 Incentive Plan.

Deductibility of Compensation

        Under Internal Revenue Code Section 162(m), a company generally may not deduct compensation in excess of $1,000,000 paid to the CEO and each of the other four most highly compensated officers. The committee believes that the current structure of Centiv's executive compensation does not give rise to Section 162(m) concerns. The committee will continue to assess the impact of Section 162(m) on its compensation practices.

                      Compensation Committee

                      Frank X. Dalton, Jr.
                      Albert E. Sisto

Company Performance

        This graph shows a comparison of cumulative total shareholder returns for Centiv, the Russell 2000 and the Nasdaq Computer and Data Processing Services Index from November 10, 1997 (the date Centiv common stock was first offered to the public) through December 31, 2001. The graph assumes an initial investment of $100 and the reinvestment of dividends.

COMPARISON OF 49 MONTH CUMULATIVE TOTAL RETURN*
AMONG CENTIV, INC., THE RUSSELL 2000 INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*
$100 Invested on 11/10/97 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

Cumulative Total Return

	11/10/97	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
Centiv, Inc.	$100.00	$38.02	$26.04	$25.00	$12.50	$23.33
Russell 2000	$100.00	104.52	97.78	96.33	115.27	118.13
Nasdaq Computer and Data Processing Services	$100.00	96.89	172.97	365.59	175.73	140.92

Audit Committee Report

        The audit committee is comprised of three directors who are not officers of Centiv. Each of the members is independent, as defined in the National Association of Securities Dealers' listing standards. The committee operates under a written charter adopted by the board.

        Management is responsible for Centiv's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Centiv's independent accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review those processes.

        The committee held four meetings during 2001. The meetings were designed to facilitate and encourage private communications between the committee and Centiv's independent public accountants. Centiv's independent public accountants for 2001 were Grant Thornton LLP.

        During these meetings, the committee reviewed and discussed the audited financial statements with management and Grant Thornton LLP. The committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on these discussions, the committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

        The discussions with Grant Thornton LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The committee received from Grant Thornton LLP, written disclosures and the letter regarding its independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with Grant Thornton LLP that firm's independence. The committee has recommended the retention of Grant Thornton as Centiv's independent accountants for fiscal year 2002.

                      Audit Committee

                      Steven J. Carnevale
                      Frank X. Dalton, Jr.
                      Albert E. Sisto

Independent Public Accountants

Change in Accountants

        Upon recommendation of the audit committee, the board of directors dismissed PricewaterhouseCoopers as our independent accountants effective November 13, 2000.

        The independent accountants' reports of PricewaterhouseCoopers on our consolidated financial statements for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion, and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle.

        During our two fiscal years ended December 31, 1999 and December 31, 1998, and through the date of dismissal, we had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement in connection with filings with the Securities and Exchange Commission.

        PricewaterhouseCoopers furnished us a letter addressed to the Securities and Exchange Commission stating that it agrees with our statements. A copy of that letter is filed as Exhibit 16.1 to the Current Report on Form 8-K that we filed on November 16, 2000.

        Upon the recommendation of the audit committee, the board of directors appointed Grant Thornton LLP as our new independent accountants effective November 13, 2000. Representatives of Grant Thornton will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

        Grant Thornton billed us approximately $110,245 for professional services in connection with the audit of the annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001 and the reviews of the financial statements included in our Forms 10-Q for 2001.

Financial Information Systems Design and Implementation Fees

        In fiscal year 2001, there were no fees billed by or paid to Grant Thornton for professional services in connection with operating or supervising the operation of our information system or managing our local area network. In addition, there were no fees for professional services in connection with designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

All Other Fees

        In fiscal year 2001, we paid additional fees to Grant Thornton of approximately $47,944 for services provided by them in connection with the sale of our Channels Business. We also paid additional fees to Grant Thornton of approximately $109,996 in connection with registration statement filings, tax preparation and consulting and related services.

        The audit committee has considered whether the non-audit services of Grant Thornton during fiscal year 2001 are compatible with maintaining Grant Thornton's independence.

Amendment of 1997 Stock Option Plan

        The board of directors has approved an amendment to the 1997 Stock Option Plan effective February 12, 2002 to increase the number of shares reserved for issuance under the plan by 250,000 shares. The board recommends that you approve this amendment to the plan. The following summary describes the material features of the plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the plan.

The Stock Option Plan Generally

        The plan was originally adopted by the board and approved by our shareholders in August 1997 and was amended and restated in March 2000 and again in February 2001. No option may be granted under the plan after August 2006. Awards under the plan may be in the form of incentive stock options or nonqualified stock options. Under the plan, the compensation committee may grant stock options to key individuals performing services for us, including employees, officers, directors, consultants and advisors. Participation in the plan is open to all of our employees; however, eligibility for grants under the plan is subjective and is determined by management subject to approval by the compensation committee.

Shares Available for the Plan

        We currently have 1,250,000 shares of common stock reserved for issuance under the plan. As of April 5, 2002, 148,663 shares remained available for grants under the plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, spin-off, recapitalization or other similar event affecting the number of shares of our outstanding common stock.

        The board proposes to amend the plan to increase the number of shares that can be issued to 1,500,000. We believe that stock options are important to attract and to encourage the continued employment and service of officers, key employees and other key individuals by facilitating their purchase of an equity interest in Centiv. In order to ensure that there are adequate shares available for future grants to support broad-based participation, we believe that we need to increase the number of shares issuable under the plan.

Plan Administration

        The compensation committee administers the plan. Subject to the specific provisions of the plan, the committee determines award eligibility, timing and the type, amount and terms of the awards. The committee also interprets the plan, establishes rules and regulations under the plan and makes all other determinations necessary or advisable for the plan's administration.

Stock Options

        Options under the plan may be either incentive stock options, as defined under the tax laws, or nonqualified stock options. Only nonqualified options may be granted to individuals who are not our employees. The number of shares underlying options granted to any one individual in a 12-month period may not exceed 300,000 shares. Depending on the terms of an individual's option agreement, upon exercise, the holder may pay the exercise price in several ways. He or she may pay: (1) in cash; (2) by delivering shares of our common stock that he or she has held at least six months; (3) by any other means that the board of directors or the compensation committee determines; or (4) by a combination of these methods.

        The per share exercise price of an incentive stock option may not be less than the fair market value of our common stock on the date the option is granted. The compensation committee may specify any period of time following the date of grant during which options are exercisable, so long as the exercise period is not more than 10 years. The term of an incentive option granted under the plan to a shareholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the common stock on the date of the grant. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option. To the extent that the aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by the holder during the calendar year exceeds $100,000, the portion of the option that exceeds the $100,000 limitation will be treated as a nonqualified option.

Expiration of Options

        Generally, options granted under the plan expire on the date determined by the compensation committee at the time of the grant, subject to earlier expiration as specified in the award agreement if the holder terminates employment with us prior to that date. Generally, options expire three months after the termination of employment or other relationship with us for any reason other than death or disability, or one year after termination by reason of death or disability, in either case subject to the normal expiration date of the option. If termination is for cause or breach by the holder of an employment, confidentiality or non-disclosure agreement, the option will expire immediately upon termination. Incentive stock options may be subject to additional restrictions. In no event may an option be exercised after its expiration date. Unless the committee determines otherwise, any unvested portion of an option will expire immediately upon termination of employment or other relationship.

Options Granted

        We cannot determine the number of shares of our common stock that may be acquired under stock options that may be awarded under the plan to participants. However, on March 28, 2002, we granted an option to purchase 158,000 shares of our common stock to Steven J. Carnavale, one of our directors and the chairman of the board of directors, contingent upon shareholder approval of the amendment to the plan. On April 5, 2002, the last reported sale price of our common stock on the

Nasdaq SmallCap Market was $0.80 per share. As of that date, the following options had been granted since the adoption of the plan:

Name	Number of Shares
William M. Rychel—President and Chief Executive Officer, Current Director and Director Nominee	175,000
Thomas M. Mason—Chief Financial Officer and Director Nominee	175,000
Mark C. Lewis—President of CalGraph Technology Services, Inc.	70,000
James A. Kearney—Chief Information Officer	40,000
Scott C. Barker—Former Vice President, Sales and Marketing	110,000
Curt J. Campagna—Former Vice President, Marketing	32,500
Steven J. Carnevale—Current Director and Director Nominee	30,000	(1)
Frank X. Dalton, Jr.—Current Director and Director Nominee	55,000
Albert E. Sisto—Current Director and Director Nominee	55,000
Kim Feil—Current Director and Director Nominee	30,000
All current executive officers	390,000
All current directors who are not executive officers	170,000	(1)
All employees (other than current executive officers)	1,015,587

(1)
Does not inlude 158,000 shares subject to the option that is contingent upon shareholder approval of the amendment to the Plan.

Transferability

        Generally, an option may not be sold, assigned or otherwise transferred during its holder's lifetime, except by will, the laws of descent and distribution, or a domestic relations order meeting certain IRS criteria.

Tax Consequences

        The following is a summary, based on current law, of some significant federal income tax consequences of awards under the plan. Participants are advised to consult with their own tax advisor regarding the federal, state and local tax consequences of the grant and exercise of an option.

        Participants in the plan do not recognize taxable income by reason of the grant or vesting of an option, and we do not receive a tax deduction by reason of either event. At exercise, the federal tax consequences vary depending on whether the award is an incentive stock option or a nonqualified stock option.

Incentive Stock Options

        Upon exercise of an incentive stock option, its holder does not recognize taxable income, and we do not receive a tax deduction. However, the excess of the fair market value of our common stock on the date of exercise over the exercise price is an adjustment that increases alternative minimum taxable income, the base upon which alternative minimum tax is computed.

        If the shares purchased upon the exercise of an incentive stock option are sold at a gain within two years from the date of grant, or within one year after the option is exercised, then the difference, with certain adjustments, between the fair market value of the stock at the date of exercise and the exercise price will be considered ordinary income. Any additional gain will be treated as a capital gain. If the shares are sold at a gain after they have been held at least one year and more than two years after the grant date, any gain will be treated as a long-term capital gain. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

Nonqualified Stock Options

        Upon exercise of a nonqualified stock option, its holder recognizes ordinary income in an amount equal to the difference between the fair market value of our common stock at the time of exercise and the exercise price. Generally, we are entitled to a corresponding tax deduction for compensation income recognized by the holder. Upon the subsequent sale of the shares acquired in the exercise, the holder will recognize a short-term or long-term capital gain or loss, depending on the length of time he or she has held the shares.

Plan Amendment and Termination

        The plan will terminate in August 2006. The board of directors may amend or terminate the plan at any time. No amendment may adversely affect the rights of an option holder with respect to options under the plan without his or her consent.

The board of directors unanimously recommends a vote FOR
the amendment of the 1997 Stock Option Plan.

Reincorporation in Delaware

Introduction

        The board of directors has unanimously approved and recommends that you approve a proposal to change our state of incorporation from Georgia to Delaware. Subject to shareholder approval, we will reincorporate by merging Centiv with and into a Delaware corporation also called Centiv, Inc. ("Centiv-DE"), a newly formed, wholly owned subsidiary of Centiv, in accordance with the terms of the form of Agreement and Plan of Merger approved and adopted by the board of directors. A copy of the form of merger agreement is attached to this proxy statement as Appendix B. The form of merger agreement assumes shareholder approval of this proposal. When the merger becomes effective, each outstanding share of Centiv's common stock will be automatically converted into one share of the common stock of Centiv-DE, and each outstanding share of Centiv's convertible preferred stock will be automatically converted into one share of convertible preferred stock of Centiv-DE having the same terms and preferences. Centiv will cease to exist as a Georgia corporation, and Centiv-DE will be the continuing or surviving corporation after the merger. Thus, Centiv-DE will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of Centiv's liabilities and obligations. The merger, therefore, will not involve any change in the business, properties or management of Centiv other than to create a classified board of directors with three classes of directors elected to staggered terms.

Reasons for the Reincorporation

        As Centiv plans for the future, the board of directors and management believe that it is essential to be able to rely upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provides a reliable foundation on which the board and management can base Centiv's governance decisions, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

        Prominence, Predictability and Flexibility of Delaware Law.    For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by Centiv. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of court decisions has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

        Well Established Principles of Corporate Governance.    There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. We believe that our shareholders will benefit from Delaware's well established principles of corporate governance.

        Increased Ability to Attract and Retain Qualified Directors.    Both Georgia law and Delaware law permit a corporation to include a provision in its corporate charter that reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks that directors and officers of corporations face in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. We want to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that, in general, Delaware law provides greater protection to directors than Georgia law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Georgia law.

Mechanics of Reincorporation

        If approved, the reincorporation will be effected by merging Centiv into Centiv-DE. Upon completion of the merger, Centiv will cease to exist as a corporate entity and Centiv-DE will continue to operate the business under the name, Centiv, Inc. Under the terms of the merger agreement, when the merger becomes effective, each outstanding share of Centiv common stock will automatically convert into one share of Centiv-DE common stock and each outstanding share of Centiv's convertible preferred stock will be automatically converted into one share of convertible preferred stock of Centiv-DE having the same terms and preferences. Each stock certificate representing issued and outstanding shares of Centiv common stock or preferred stock will continue to represent the same number of shares of common stock or preferred stock, respectively, of Centiv-DE. IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CENTIV-DE. However, you may exchange your certificates if you so choose.

        The common stock of Centiv is listed for trading on The Nasdaq SmallCap Market and, after the reincorporation, the common stock of Centiv-DE will continue to be traded on The Nasdaq SmallCap Market without interruption. The common stock of Centiv-DE will be traded under the same symbol, "CNTV," as the shares of common stock of Centiv are currently traded.

        The board of directors has unanimously approved the reincorporation. If approved by the shareholders, we anticipate that the reincorporation will become effective as soon as practicable following the Annual Meeting. However, pursuant to the merger agreement, we may choose to abandon the reincorporation or the board of directors may amend the merger agreement (except that the principal terms may not be amended without shareholder approval) either before or after shareholders have approved the reincorporation and prior to its effective date if, in the board's opinion, circumstances arise that make it inadvisable to proceed under the original terms of the merger agreement. You will have appraisal rights with respect to the reincorporation.

Consequences of the Reincorporation

        The reincorporation will result in a change in the legal domicile of Centiv and certain other changes of a legal nature that are described in this proxy statement. The reincorporation will not result in any change in the name, business management, fiscal year, assets or liabilities or location of the principal facilities of Centiv. The six directors who will be elected at the Annual Meeting will become the directors of Centiv-DE. Centiv-DE will assume and continue the employee benefits and all equity based incentive plans of Centiv, and each option issued pursuant to these plans will automatically be converted into an option to purchase the same type and number of shares of capital stock of Centiv-DE at the same price per share, upon the same terms and subject to the same conditions. You should note that, by approving the reincorporation, you are also approving Centiv-DE's assumption of these plans. Other employee benefit arrangements of Centiv will also be continued by Centiv-DE as currently in effect. The terms, preferences and rights of the convertible preferred stock will remain unchanged by the reincorporation. As noted above, after the merger, the shares of common stock of Centiv-DE will continue to be traded without interruption on The Nasdaq SmallCap Market under the same symbol, "CNTV," as the shares of common stock of Centiv are currently traded. We believe that the reincorporation will not affect any of our material contracts with any third parties and that Centiv's rights and obligations under those contractual arrangements will continue and be assumed by Centiv-DE.

Anti-Takeover Implications

        Delaware, like many other states, permits a corporation to adopt measures designed to reduce its vulnerability to an unsolicited takeover attempt, change in control or other business combination through protective charter or bylaw provisions or otherwise. We are not proposing the reincorporation in order to prevent a change in control, and the board of directors is not aware of any present attempt to acquire control of Centiv or to obtain representation on the board. Even so, the board of directors believes that unsolicited takeover attempts may be unfair or disadvantageous to Centiv and our shareholders because, among other reasons:

  •
  a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

  •
  a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and

  •
  a non-negotiated takeover bid may involve the acquisition of only a controlling interest in our stock, without affording all shareholders the opportunity to receive the same economic benefits.

        The board has further determined that hostile takeover attempts that have not been negotiated or approved by the board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes and the management and business of the acquiring corporation. The board believes, therefore, that the board should thoroughly study any proposed acquisition or change in control of Centiv or proposed business combination involving Centiv to ensure that it would be in the best interests of Centiv and our shareholders and that all of our shareholders would be treated fairly. For these reasons, the board has re-evaluated our vulnerability to potential attempts either to take over or to effectuate a change in control of Centiv, including the ability of special shareholder constituencies to obtain representation on the board through expensive and disruptive proxy contests. In the course of such re-evaluation, the board, in the discharge of its fiduciary obligations to our shareholders, has decided that the protections afforded by Delaware law, including the application of Delaware's anti-takeover statue (Section 203 of the Delaware General Corporate Law) is in the best interests of Centiv and our shareholders. Reincorporation in Delaware offers an added benefit in that there is also substantial judicial precedent in Delaware courts as to the legal principles applicable to defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts and other contests for control.

        The board of directors recognizes that the reincorporation may be disadvantageous to the extent that it has effect of discouraging a future takeover attempt that is not approved by the board, but that a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of Centiv, those provisions could make it more difficult to change the existing board of directors and management. However, the board believes that the detriments of unapproved takeover attempts outweigh the potential disadvantages of the reincorporation and that, on balance, prudent steps to reduce the likelihood of unapproved takeover attempts and to help ensure that the board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms are in the best interests of Centiv and our shareholders.

Differences Between Georgia and Delaware Law and the Organizational Documents of Centiv and Centiv-DE

        The table below summarizes some similarities and differences between Georgia law and Delaware law and among the charters and bylaws of Centiv and Centiv-DE. The table is only a summary and does not address all of the differences discussed in this proxy statement or all of the differences that may be important to you. You should review the table in conjunction with the discussion following the table, as well as the text of the merger agreement, the Certificate of Incorporation of Centiv-DE and the bylaws of Centiv-DE that are attached to this proxy statement as Appendices B, C and D, respectively.

Item	Centiv-DE (Delaware)	Centiv (Georgia)
Amendment of Charter (See p. 30)	Centiv-DE's charter may be amended by the approval of (i) the board of directors, (ii) a majority of the outstanding stock entitled to vote on the amendment, and (iii) a majority of each class of stock entitled to vote on the amendment; provided that certain provisions may only be amended with a super majority vote of the stockholders and the Certificate of Designations, Preferences and Rights of the convertible preferred stock may not be amended without the approval of at least two-thirds of the holders of the convertible preferred stock.	Centiv's charter may be amended, in limited instances, solely by the approval of the board of directors. In all other instances, it may be amended by the approval of (i) the board of directors, (ii) a majority of the votes entitled to be cast on the amendment, and (iii) a majority vote of each group, if any, entitled to vote on the amendment; provided that the Certificate of Designations, Preferences and Rights of the convertible preferred stock may not be amended without the approval of at least two-thirds of the holders of the convertible preferred stock.
Amendment of Bylaws (See p. 30)	Centiv-DE's bylaws may be amended by the stockholders or by the board of directors; however certain provisions may only be amended with a super majority vote of the stockholders.
Centiv's bylaws may be amended by the shareholders. They may also be amended by the board of directors, provided the amendment does not establish staggered terms for directors or fix a greater quorum for shareholders than is required by Georgia law.
Number of Directors (See p. 31)
	Centiv-DE's charter provides that the board of directors will determine the number of directors within any limits prescribed in the bylaws, which provide that there may not be less than three directors.	Centiv's bylaws provide that the board determines the number of directors, provided that there may not be less than three directors.
Cumulative Voting for Directors	Delaware law permits cumulative voting for directors, if provided for in the charter, but Centiv-DE's charter does not so provide.	Georgia law permits cumulative voting for directors, if provided for in the charter, but Centiv's charter does not so provide.

Classified Board of Directors
Delaware law permits up to three classes of directors, which may (i) be elected for staggered terms, (ii) hold differing terms, or (iii) have differing voting rights. Centiv-DE's charter provides for a classified board of directors consisting of three classes with staggered terms.
Georgia law permits the election of up to three groups directors for staggered terms. Each group must have the same number of directors, or as nearly so as possible. Centiv's charter does not provide for a classified board of directors.
Removal of Directors by Shareholders (See p. 32)
Delaware law permits a majority of shares entitled to vote at an election of directors to remove all or any of the directors; provided that a director that is elected by a specified group of stockholders may only be removed by a majority of the shares of that group. However, Centiv-DE's charter and bylaws allow the removal of directors only for cause and only by the affirmative vote of the holders of a super majority of the outstanding shares entitled to vote.
Georgia law and Centiv's charter permit a majority of shares entitled to vote at an election of directors to remove all or any of the directors; provided that a director that is elected by a specified group of shareholders may only be removed by a majority of the shares of that group.
Voting by Ballot	Delaware law requires directors to be elected by ballot and/or electronic transmission.	Georgia law contains no comparable statute.
Eliminating Personal Monetary Liability of Directors
Centiv-DE's charter limits the monetary liability of its directors, except liability (i) for breach of the director's duty of loyalty, (ii) acts not in good faith or involving intentional misconduct or knowing violation of the law, (iii) for unlawful payment of dividends or (iv) for any transaction from which the director derived improper personal benefit.
Centiv's charter limits the monetary liability of its directors to the maximum extent permitted by Georgia law, which allows limitation except for (i) appropriation of a business opportunity of the corporation, (ii) acts or omissions involving intentional misconduct or knowing violation of the law, (iii) unlawful payment of dividends or (iv) for any transaction from which the director derived improper personal benefit.

Who May Call Special Shareholder Meetings
Under Delaware law, unless otherwise provided in the charter or bylaws, a special stockholder meeting may be called by the board of directors, the Chairman or President or by stockholders holding not less than 20% of the outstanding stock entitled to vote. The Centiv-DE bylaws allow special meetings to be called only by the Chairman, the President or the board of directors.
Under Centiv's charter, a special shareholder meeting may be called by the board of directors, the Chairman or President or by shareholders holding not less than 20% of the outstanding stock entitled to vote.
Action by Written Consent of Shareholders
Delaware law, unless otherwise provided in the charter or bylaws, permits stockholders to act without a meeting by the written consent of the number of shares that would be needed to approve the action at a meeting if all shares were present. The Centiv-DE charter and bylaws, however, prohibit stockholder action by written consent.
Georgia law and Centiv's charter permit shareholders to act without a meeting by the written consent of the number of shares that would be needed to approve the action at a meeting if all shares were present.
Loans to Officers and Employees
	Delaware law expressly permits a corporation to make a loan to, or guarantee the obligations of, any officer or employee of the corporation if the board of directors determines that the loan may reasonably be expected to benefit the corporation.	Although these loans are permissible under Georgia common law, Georgia law contains no comparable statute.
Indemnification of Directors and Officers (See p. 32)	Delaware law generally permits indemnification of directors and officers who act in good faith and the best interests of the corporation, subject to certain limits.
Georgia law generally permits indemnification of directors who act in good faith and the best interests of the corporation and, to a broader extent, indemnification of officers, subject to certain limits.

Dividends (See p. 33)
A corporation may declare and pay a dividend out of the surplus or net profits of the corporation. A corporation may not pay a dividend so long as the capital of the corporation is less than the aggregate capital represented by outstanding stock having a preference on the distribution of assets. Holders of preferred stock have a preferential right, and no cash dividends may be paid to common stockholders unless accrued dividends on all outstanding preferred shares have been paid.
A corporation may not make a distribution (including any distribution of cash or property as a dividend or for repurchase of shares) if the distribution would render the corporation insolvent or unable to pay its debts as they become due. Holders of preferred stock have a preferential right, and no cash dividends may be paid to common shareholders unless accrued dividends on all outstanding preferred shares have been paid.
Approval of Certain Transactions (See p. 34)
Delaware law prohibits business combinations with 15% stockholders unless (i) the board approves the transaction, (ii) the stockholder owns 85% or more of the outstanding voting stock or (iii) two thirds of the disinterested stockholders approve the transaction.
Georgia law prohibits business combinations with 10% shareholders unless (i) the board approves the transaction, (ii) the shareholder owns 90% or more of the outstanding voting stock, or (iii) a majority of the disinterested shareholders approve the transaction.
Dissenters' Rights (See p. 35)	Delaware law provides dissenters' (i.e., appraisal) rights to stockholders in the event of certain major corporate transactions, generally in the context of a merger or consolidation.
Georgia law provides broader dissenters' rights than Delaware in that shareholders have dissenters' rights under a wider range of transactions, including a sale of substantially all the assets of the corporation and certain material charter amendments.
Right of Shareholders to Inspect Shareholder List
Under Delaware law, a stockholder has the right to inspect the stock ledger, stockholder list, books and records of the corporation for any purpose reasonably related to his or her interest as a stockholder.
Under Georgia law, a shareholder has the right to inspect books and records of corporation regardless of purpose. Furthermore, a shareholder has the right to inspect board minutes, accounting records and the shareholder list, where examination is asked for in good faith and for a proper purpose reasonably related to the shareholder's interest as such.

Dissolution
Unless a majority of the board of directors approves a proposal to dissolve, the dissolution of the corporation must be approved unanimously by the stockholders entitled to vote on dissolution. If a majority of the board of directors approves of dissolution, only the approval of a majority of the stockholders is required.
A corporation may only dissolve pursuant to a proposal submitted to the shareholders by the board of directors. Unlike Delaware law, Georgia law makes no provision for dissolution by unanimous consent of the shareholders.
Shareholder Derivative Suits
Generally, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or received his or her shares by operation of law.
Generally, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or received his or her shares by operation of law. In Georgia, the shareholder must fairly and adequately represent the interests of the corporation in enforcing its rights.

        The following is a more thorough discussion of the material provisions of Delaware and Georgia corporation law as well as the material provisions of the organizational documents of Centiv and Centiv-DE. Although this discussion provides greater detail than the above summary, it is not intended to be a complete discussion and you should read the discussion in conjunction with the Centiv-DE Certificate of Incorporation and bylaws attached to this proxy statement.

Amendment of Charter and Bylaws.

        Under Delaware law, Centiv-DE's Certificate of Incorporation may be amended by the approval of (i) the board of directors, (ii) holders of a majority of the outstanding stock entitled to vote on the amendment, and (iii) a majority of each class of stock entitled to vote on the amendment. In general, a class of stock is entitled to vote on an amendment if the rights, powers, preferences or authorized shares of that class will be affected by the amendment. Under Georgia law, only the approval of the board of directors is required to amend Centiv's Articles of Incorporation under certain enumerated circumstances. In all other instances, the amendment of Centiv's Articles of Incorporation requires the approval of (i) the board of directors, (ii) the holders of a majority of the votes entitled to be cast on the amendment, and (iii) a majority vote of each group, if any, entitled to vote on the amendment. In general, a group is entitled to vote on the amendment if the amendment, either directly or through any of several enumerated indirect methods, will affect the group's designation, rights, preferences, limitations or number of authorized shares. Certain provisions, however, may not be amended without the affirmative vote of the holders of at least 80% of the stockholders. The Certificate of Designations, Preferences and Rights of the convertible preferred stock of both Centiv and Centiv-DE may not be amended without the approval of at least two-thirds of the holders of the convertible preferred stock.

        Under Delaware law, the stockholders always have the power to adopt, amend and repeal a corporation's bylaws. The Certificate of Incorporation may also permit the board of directors to take these actions. In general, under Georgia law, bylaws may be amended by either the shareholders or the board of directors, though the shareholders in amending or repealing a particular bylaw may expressly provide that the board of directors may not amend or repeal that bylaw. In addition, articles of incorporation may, in whole or in part, reserve the power to amend the bylaws to the shareholders. A bylaw that establishes staggered terms for directors or fixes a greater quorum for shareholders than is required by Georgia law may only be adopted, amended or repealed by the shareholders. The Centiv-DE Certificate of Incorporation provides that generally the Centiv-DE bylaws may be amended by either the directors or the stockholders; however, certain provisions may only be amended with the affirmative vote of the holders of at least 80% of the stock entitled to vote.

Classified Board of Directors.

        Under Delaware law, a classified board provision in a company's bylaws or certificate of incorporation may provide that directors will be classified into up to three classes, each having as nearly equal a number of directors as possible. At each annual meeting of stockholders following the initial classification and election of a three class board of directors, the successors to the class of directors whose terms expire at that meeting would be elected for a term expiring at the third succeeding annual meeting of stockholders after their election. Delaware law does not require classified boards to have a specific number of directors in each class. Directors chosen to fill vacancies on a classified board hold office until the next election of the class for which they have been chosen, and until their successors are elected and have been qualified.

        Under Delaware law, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause (see "Removal of Directors" below). A classified board provision may significantly extend the time required to effect a change in control of a board of directors and may discourage hostile takeover bids for companies that have classified board provisions. For companies without a classified board, a change in control of the board of directors can be made by stockholders holding a majority of the votes cast at a single annual meeting of stockholders. By comparison, with a classified board provision in place, it would take at least two annual meetings of stockholders for even a majority of stockholders to effect a change in control of the Board of Directors of Centiv-DE absent resignations because only a minority of the directors would be elected at each meeting. A classified board provision is intended to encourage persons seeking to acquire control of a company, including through proxy fights or hostile takeovers, to initiate those efforts through negotiations with the board of directors. A classified board provision also generally increases the bargaining leverage of a board of directors, on behalf of its stockholders, in any negotiations concerning a potential change of control of a company. Classified board provisions, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors retain their positions. A classified board provision could also have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of a company even though the attempt might be beneficial to the stockholders.

        The Certificate of Incorporation of Centiv-DE calls for a classified board of directors consisting of three classes of directors with staggered terms. If approved, as a result of the merger of Centiv into Centiv-DE, the Certificate of Incorporation of Centiv-DE will be the certificate of incorporation of the surviving corporation, and will provide for three classes of directors with two directors in each class, each elected for a term of three years expiring in successive years. The first class will include Mr. Carnavale and Ms. Feil, the second class will include Messrs. Mason and Dalton and the third class will include Messrs. Sisto and Rychel. One director in the first class will be elected by the preferred stockholders, and the other director in the first class as well as the directors in the second and third classes will be elected by the preferred stockholders and the common stockholders voting together. Thus, if the reincorporation is approved, Centiv will have a classified board of directors, which will be divided into three classes with directors serving staggered three-year terms, except for the first term of

Class I directors, who initially will serve a one-year term and the first term of Class II directors, who initially will serve a two-year term.

        Under Georgia law, staggered boards are permitted if authorized in the bylaws or articles of incorporation, but no provision is made for differing voting rights or terms.

        The board believes that staggered three-year terms, with the election of approximately one-third of the directors each year, will help to assure the continuity and stability of Centiv's long-term strategies in the future and permit the board to more effectively represent the interests of all stockholders (since, for example, at least two-thirds of the directors at any given time will have prior experience as directors of Centiv). The division of the directors into three classes will have the effect of making it more difficult to change the overall composition of the board of directors. The board, however, believes that the benefits of maintaining continuity and stability on the board outweigh this disadvantage.

Removal of Directors.

        Delaware law generally permits a majority of shares entitled to vote at an election of directors to remove all or any of the directors. However, a director that is a member of a class (see "Classified Board of Directors" above) may only be removed for cause. Georgia law similarly permits a majority of shares entitled to vote at an election of directors to remove all or any of the directors, with or without cause (except those elected for staggered terms who may only be removed for cause), unless the articles of incorporation or bylaws provide otherwise. Both states provide that a director that is elected solely by one class or group of stock may only be removed by that class. Both states also provide that, if cumulative voting is authorized by the charter, a director may not be removed if the number of votes sufficient to elect the director is cast against removal. The Centiv-DE bylaws provide that directors may be removed only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote on the election of such director. Thus, because the preferred stockholders of Centiv-DE, voting alone, elect one of the Class I directors, only a vote of the holders of 80% of the outstanding preferred stock of Centiv-DE may remove that director.

Monetary Liability of Directors.

        The Articles of Incorporation of Centiv and the Certificate of Incorporation of Centiv-DE both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states.

Indemnification of Directors and Officers.

        Delaware law permits indemnification of directors and officers who act in good faith and in a manner believed to be in or not opposed to the best interests of the corporation. In the case of a proceeding brought by the corporation, the corporation may not indemnify an unsuccessful defendant officer or director, except (in the discretion of the court) to the extent of expenses incurred in the defense. Georgia law permits indemnification of a director who, in the case of conduct in the director's official capacity, acts in good faith and in a manner reasonably believed to be in the best interests of the corporation. In the case of conduct outside the director's official capacity, Georgia law permits indemnification of a director who acts in good faith and in a manner reasonably believed to be not opposed to the best interests of the corporation. Georgia law prohibits the indemnification (except for expenses) of an unsuccessful defendant in a case brought by the corporation or with respect to any conduct from which the director received an improper benefit. Georgia law permits the indemnification of officers to the same extent as directors and as otherwise set forth in the articles of incorporation, bylaws, board resolution or contract; provided that no officer may be indemnified for appropriation of a business opportunity of the corporation, intentional misconduct, knowing violations of law or unlawful distributions. Both Delaware and Georgia law require indemnification (as to expenses) of directors who are wholly successful on the merits of any proceeding due to the directors position as such. The Centiv Articles of Incorporation are silent on the ability of Centiv to indemnify its officers and directors through bylaw provisions, agreements with them, vote of shareholders or disinterested directors or otherwise. The Centiv bylaws, however, provide that Centiv shall indemnify its directors and officers and other corporate agents to the fullest extent allowed by Georgia law. The Centiv-DE Certificate of Incorporation and bylaws require Centiv-DE to indemnify the company's directors and officers and other corporate agents, all to the maximum extent and in the manner permitted by Delaware law. The Certificate of Incorporation and bylaws of Centiv-DE may be broader in this regard in that Delaware law does not contain the same restrictions as Georgia law.

Advance Notice Requirements for Stockholder Proposals and Nomination for Directors.

        Georgia and Delaware law are silent as to advance notice of stockholder proposals and director nominations. Generally, the Centiv bylaws provide that notice of a shareholder proposal must be received at least 120 days but not more than 150 days before the anniversary date of the preceding year's proxy statement and a shareholder director nomination must be received no later than 60 days but not more than 75 days prior to the Annual Meeting. The Centiv-DE bylaws provide that notices of a stockholder proposal or director nomination must be received at least 120 days but not more than 150 days prior to the anniversary date of the immediately preceding Annual Meeting.

Special Meetings of Shareholders.

        Under Centiv's charter and bylaws, a special shareholder meeting may be called by the board of directors, the Chairman or President or by shareholders holding not less than 20% of the outstanding stock entitled to vote. Delaware law provides that special meetings of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or bylaws. The Centiv-DE bylaws allow special meetings to be called only by the chairman, the president or the board of directors pursuant to a resolution approved by a majority of the board.

Stockholder Action by Written Consent.

        Delaware law generally allows for stockholder actions to be taken pursuant to a written consent signed by stockholders having not less than the minimum number of votes necessary to authorize or take such action, provided that a subsequent notice of the taking of corporate action by less than unanimous written consent is sent to stockholders who have not consented in writing. The Centiv-DE Certificate of Incorporation and bylaws, however, prohibit stockholder action by written consent. Georgia law is substantially similar to Delaware law in permitting action by written consent. The Centiv bylaws provide for shareholder action by written consent.

Dividends.

        Under Delaware law, a corporation may declare and pay a dividend out of the surplus or net profits of the corporation. A corporation may not pay a dividend so long as the amount of the capital of the corporation following the declaration and payment is less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. Under Georgia law, a corporation may not make a distribution (including any distribution of cash or property as a dividend or for repurchase of shares) if, after giving effect to such distribution, (i) the corporation would be unable to pay its debts as they become due in the ordinary course, or (ii) the corporation's total assets would be less than its total liabilities, including the amount needed to satisfy any preferential rights upon dissolution. In calculating total assets, the board of directors may consider financial statements or on a "fair valuation" or other reasonable method.

Approval of Certain Transactions.

        Under both Delaware and Georgia law, "business combinations" by corporations with "interested shareholders" are subject to a moratorium of three or five years, respectively, unless specified conditions are met. The prohibited transactions include a merger with, disposition of assets to, or the issuance of stock to, the interested shareholder, or specified transactions that have the effect of increasing the proportionate amount of the outstanding securities held by the interested shareholder. Under Delaware and Georgia law, interested shareholders are those shareholders who own 15% and 10% of the voting stock of a corporation, respectively. Interested shareholders may avoid the prohibitions against significant transactions with corporations in Delaware and Georgia under the following circumstances:

Delaware		Georgia
•	Prior to becoming an interested stockholder, the board of directors approves the transaction or transactions by which the stockholder becomes an interested stockholder;	•	Prior to becoming an interested shareholder, the board of directors approves the transaction or transactions by which the shareholder becomes an interested shareholder;
•
	The interested stockholder owned at least 85% of the voting stock, excluding specified shares, upon consummation of the transaction that results in the stockholder becoming an interested stockholder; or	•
The interested shareholder owns at least 90% of the voting stock, excluding specified shares, upon consummation of the transaction that results in the shareholder becoming an interested shareholder; or
•
	At, or subsequent to, the time the stockholder becomes an interested stockholder, the board of directors and at stockholders holding at least 66 2/3% of the outstanding shares, excluding shares held by the interested stockholder, approve the transaction.	•
At, or subsequent to becoming an interested shareholder the interested shareholder holds 90% of the outstanding voting stock, excluding specified shares (including shares held by the interested shareholder), and the transaction is approved by a majority of the shareholders of the voting stock entitled to vote thereon, excluding specified shares (including shares held by the interested shareholder).

Georgia law also includes "fair price requirements" that would apply to any business combinations between Centiv and an interested shareholder. Business combinations with interested shareholders must be unanimously approved by at least three "continuing directors" of Centiv or recommended by at least 66 2/3% of continuing directors and approved by a majority of the votes entitled to be cast by shareholders, other than voting shares beneficially owned by the interested shareholder. This vote is not required if: (1) the fair market value of the aggregate cash or securities to be received by the shareholders is as high as the fair market value of their shares; (2) the shareholders receive the same form of consideration as the interested shareholder previously paid for shares of the same class or series; (3) there are no changes with respect to dividends; and (4) the interested shareholder has not received the benefit of any loans, advances, guarantees, pledges or other financial assistance provided by Centiv.

Dissenters' Rights.

        Under both Delaware and Georgia law, a shareholder of a corporation participating in a specified major corporate transaction may be entitled to dissenters' or appraisal rights pursuant to which the shareholder may receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

        Under Delaware law, these rights are not available with respect to: (1) the sale, lease or exchange of all or substantially all of the assets of a corporation or an amendment to the corporation's certificate of incorporation (unless otherwise provided in the corporation's certificate of incorporation); (2) a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or held of record by more than 2,000 stockholders if the stockholders are required to receive only shares of the surviving corporation, shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, cash in lieu of fractional shares or a combination of the foregoing; or (3) a merger if no vote of the stockholder of the surviving corporation is required to approve the merger because the merger does not amend the certificate of incorporation, and each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

        In contrast, under Georgia law, dissenters' rights are available in the following cases: (1) a merger if shareholder approval is required for the merger and the shareholder is entitled to vote on the merger, or if the corporation is a subsidiary that is merged with its parent; (2) a share exchange in which the corporation's shares will be acquired, if the shareholder is entitled to vote on the share exchange; (3) a sale or exchange of all or substantially all of the assets of a corporation, if a shareholder vote is required, other than a sale pursuant to a court order or a sale for cash the proceeds of which will be distributed to the shareholders within one year; (4) an amendment of the articles of incorporation that adversely affects rights relating to the shareholder's shares; or (5) any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares. Furthermore, under Georgia law, this right is not available when the affected shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless: (1) the articles of incorporation or a resolution of the board of directors approving the transaction provide otherwise; or (2) in a plan of merger or share exchange, the shareholders of shares are required to accept anything other than shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for payments in lieu of fractional shares.

Number of Authorized Shares.

        Under its current Articles of Incorporation Centiv is authorized to issue up to 35,000,000 shares of Class A common stock, $.001 par value, and up to 5,000,000 shares of preferred stock, $.001 par value. Pursuant to a Certificate of Designations, Preferences and Rights filed on March 28, 2002, Centiv designated 1,000,000 shares of preferred stock as Series A Convertible Preferred Stock. In addition, the board of directors is entitled to designate new series of preferred stock and determine the powers, preferences and rights, and the qualifications and limitations or restrictions of the authorized and unissued preferred stock without shareholder approval.

        The Certificate of Incorporation of Centiv-DE authorizes Centiv-DE to issue the same number of shares of both common and preferred stock and includes an identical Certificate of Designations, Preferences and Rights with regard to the Series A Convertible Preferred Stock. Like the Articles of

Incorporation of Centiv, the Certificate of Incorporation of Centiv-DE provides that the Board of directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock without further approval of the stockholders.

Size of Board of Directors.

        Centiv's bylaws permit the board of directors to determine the size of the board provided that there must be at least three directors. Currently, the size of the board is set at six members. Delaware law, like Georgia law, permits a board of directors, acting alone, to change the authorized number of directors by amending to the bylaws or the adopting of a resolution, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following stockholder approval of the change). The Certificate of Incorporation of Centiv-DE provides that the number of directors will be determined by a resolution of the Board within any limits prescribed in the bylaws, which shall be only that there be not less than three members of the board of directors.

Certain Federal Income Tax Consequences

        The following is a discussion of certain federal income tax considerations that may be relevant to you as a Centiv shareholder who will receive Centiv-DE shares in exchange for your Centiv shares as a result of the reincorporation. The discussion does not address all of the tax consequences of the reincorporation that may be relevant to you, nor does it address the tax consequences to holders of options or warrants to acquire Centiv stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. In view of the varying nature of potential tax consequences, we urge you to consult with your own tax advisor as to the specific tax consequences of the reincorporation to you, including the applicability of federal, state, local or foreign tax laws.

        Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

  •
  Holders of Centiv shares should not recognize a gain or loss upon receipt of Centiv-DE shares pursuant to the reincorporation;

  •
  The aggregate tax basis of the Centiv-DE shares received by each shareholder in the reincorporation should be equal to the aggregate tax basis of the Centiv shares surrendered in exchange therefor; and

  •
  The holding period of the Centiv-DE shares received by each shareholder of Centiv should include the period for which the shareholder held the Centiv shares surrendered in exchange therefor, provided that the shareholder held the Centiv shares as a capital asset at the time of the reincorporation.

  •
  The surviving company should not recognize gain or loss for federal income tax purposes as a result of the reincorporation, and Centiv-DE should succeed, without adjustment, to the federal income tax attributes of Centiv.

        We have not requested a ruling from the Internal Revenue Service, nor an opinion from our outside legal counsel, with respect to the federal income tax consequences of the reincorporation under the Internal Revenue Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above.

Appraisal Rights

        Under Georgia law, following the reincorporation, our shareholders will have the right to demand the appraisal value of their shares if they vote against the reincorporation. A copy of the relevant provisions of the Georgia Business Corporation Code is attached as Appendix A. We urge any shareholder who wishes to exercise dissenters' rights to review Appendix A carefully in its entirety. If the statutory procedures are met, dissenters' rights could lead to a judicial determination of the fair value of the shares held by the dissenting shareholder immediately before the reincorporation (excluding any change in value arising in anticipation of the reincorporation) and a judgment requiring payment of the fair value in cash to the dissenting holders for their shares. In addition, these dissenting shareholders would be entitled to receive payment of a fair rate of interest from the date of consummation of the reincorporation on the amount determined to be the fair value of their shares. Any determination of the fair value of shares in a court proceeding could be based upon considerations other than, or in addition to, the current stock price, including, among other things, asset values and earning capacity.

        In order to perfect dissenters' rights you must provide us with written notice of your intent to dissent prior to the annual meeting and must not vote your shares in favor of the reincorporation. If you properly provide us with written notice of your intention to dissent, we will, within ten days following the annual meeting, send you a notice setting forth where you must demand payment for your shares and a date not less than 30 nor more than 60 days later by which you must make your demand for payment. Once you have made a proper written demand for payment of your shares, we will, within 10 days after the receipt of the notice make an offer to you for your shares plus accrued interest along with certain financial information and an explanation as to how we arrived at the offer price. You will have 30 days following receipt of the offer to notify us as to whether you will accept the offer. If you do not respond within that 30 days, you will be deemed to have accepted the offer. If you reject that offer, you may provide us, in writing, with your estimate of the fair value of the shares. If we are unable to collectively agree upon the fair value of your shares within 60 days, we will commence a proceeding and petition a court of competent jurisdiction to determine the fair value of the shares. In this event, you will be bound by the determination of the court.

Vote Required and Board Recommendation

        Shareholder approval of the reincorporation also will constitute approval of the (i) merger agreement, the Certificate of Incorporation and the Certificate of Designations, Preferences and Rights of Centiv-DE and the bylaws of Centiv-DE, which include the changes to Centiv's corporate governance features and the rights of our shareholders as described in this proposal and (ii) assumption of our employee benefit plans and equity based incentive plans by Centiv-DE. Approval will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote. The effect of an abstention or a broker non-vote is the same as that of a vote against the proposal because it is one less vote for approval.

The board of directors unanimously recommends that you vote FOR the reincorporation in Delaware.

Ratification of Issuance of Units

        On March 28, 2002, we sold, in a private placement, 216,000 units, each consisting of one share of convertible preferred stock and one warrant to purchase one additional share of convertible preferred stock. The purchase price for each unit was $10.00 per unit. Because each share of convertible preferred stock is convertible, initially, into ten shares of common stock, the effective purchase price was $1.00 for each share of common stock purchased. The warrant that is included in each unit gives the holder the right, until five years after the issuance of the warrant, to purchase one share of convertible preferred stock at a purchase price of $15.00 per share (the equivalent of $1.50 per share of common stock). Neither the convertible preferred stock nor the warrants have been registered under the Securities Act of 1933. Therefore, they may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

        The convertible preferred stock has a liquidation preference over common stock equal to the purchase price of the convertible preferred stock plus any accrued but unpaid dividends. If not previously converted, the convertible preferred stock will begin to accrue dividends on March 31, 2003 at an annual rate equal to 8% of the purchase price of the convertible preferred stock. In addition, if not previously converted into common stock, the convertible preferred stock is subject to redemption at our option on the fourth anniversary of the issuance of the convertible preferred stock at a redemption price equal to the purchase price plus any accrued but unpaid dividends. If we fail to redeem the convertible preferred stock on that date, the holders of the convertible preferred stock become entitled to elect a majority of the board of directors. Notwithstanding the foregoing, directors elected by virtue of the voting rights of the convertible preferred stock would have to recuse themselves from any vote to redeem all or a portion of the convertible preferred stock.

        The convertible preferred stock is initially convertible into ten shares of common stock for each share of the convertible preferred stock. This conversion ratio, however, is subject to anti-dilution adjustment for stock splits, combinations and other similar changes and if we issue, except in limited circumstances, any capital stock for a per share price less than the then current conversion price.

        The convertible preferred stock is automatically converted if (i) holders of 2/3 of the outstanding shares of the preferred stock agree to convert, (ii) our revenues for the Centiv Business exceed $5 million for any two consecutive quarters, or (iii) we recognize $20 million in revenues for the Centiv Business for the 12-month period ending March 31, 2003.

        We agreed, by April 28, 2002, to file a registration statement to cover the resale of the shares of common stock issuable upon conversion of the convertible preferred stock and the shares of common stock issuable upon exercise of the warrants or upon conversion of the convertible preferred stock issuable upon exercise of the warrants. We will use our best efforts to have the registration statement declared effective and will maintain the effectiveness of the registration statement until the earlier of (a) the later of (i) two years after all of the warrants have been redeemed or exercised, or (ii) two years after all of the preferred stock has been converted, or (b) six years from the closing date. We also granted the purchasers of the convertible preferred stock piggy-back registration rights on any other registration statement filed by us (other than on Forms S-8 or S-4). We will bear all expenses of each registration, including the costs of one special counsel to the holders of registrable securities.

        We received proceeds from the sale of the convertible preferred stock of $2,160,000, of which $1,910,000 was received on March 28, 2002 and the remaining $250,000 was received on April 15, 2002. The proceeds were used to pay off and cancel our current credit facility with the bank.

        Approval by our shareholders of this transaction is not required under Georgia law; however, Nasdaq listing rules require the approval of shareholders for the issuance of securities in certain situations. Although we believe that those rules do not apply to this issuance, Nasdaq may take a contrary view, and therefore, we are asking you to ratify this issuance. In the event that Nasdaq does take the position that shareholder approval was required prior to the issuance of the units, we cannot guarantee that we will not be delisted from the Nasdaq SmallCap Market due to our failure to obtain that approval.

The board of directors unanimously recommends that you vote FOR the ratification of the issuance of the units.

Executive Officers

        Following is certain information about our current executive officers, based on information furnished by them.

        James M. Kearney, 48, joined Centiv as Vice President, Chief Information Officer in July 2000. Prior to joining Centiv, Mr. Kearney served as Director of Applications Development for Beloit Corporation, a global manufacturer of paper making machinery. Mr. Kearney's experience also includes serving as Director, Information Services with The Chicago Faucet Company, a plumbing products manufacturer, from July 1993 through May 1997 and Director, Information Services with Cobra Corporation, a distributor of consumer electronics products from November 1991 through July 1993.

        Thomas M. Mason, 47, joined Centiv in March 2000 as Vice President of Finance and Chief Financial Officer. From July 1997 until joining Centiv, Mr. Mason served as Chief Financial Officer of The Segerdahl Corporation, a commercial printer. Prior to that, from February through July 1997, he served as Senior Vice President and Chief Financial Officer of Telular Corporation. For the preceding 13 years, Mr. Mason held various finance and general management positions with Bell & Howell Company. Mr. Mason also worked at American Hospital Supply Corporation for five years and began his career with KPMG/Peat Marwick as a CPA.

        William M. Rychel, 51, was named President and Chief Executive Officer of Centiv in February 2000. Prior to this nomination, he served as Interim Chief Executive Officer since October 1998. Mr. Rychel became President of the Graphics Division and a director of Centiv upon completion of our acquisition of G&R Marketing, Inc. in June 1997. Beginning in 1985, he served as the President of G&R Marketing, a company he co-founded.

Appendix A

Georgia Business Corporation Code Dissenter's Rights Provisions

Part 1. Right to Dissent and Obtain Payment for Shares

14-2-1301 DEFINITIONS.

        As used in this article, the term:

        (1)  "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        (2)  "Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

        (3)  "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

        (4)  "Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

        (5)  "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

        (6)  "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

        (7)  "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

        (8)  "Shareholder" means the record shareholder or the beneficial shareholder. (Last amended by Act 526, L. ‘93, eff. 7-1-93.)

14-2-1302 RIGHT TO DISSENT.

        (a)  A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (1)  Consummation of a plan of merger to which the corporation is a party:

            (A)  If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or 14-2-1104 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

            (B)  If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

          (2)  Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3)  Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (4)  An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

            (A)  Alters or abolishes a preferential right of the shares;

            (B)  Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

            (C)  Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

            (D)  Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights;

            (E)  Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

            (F)  Cancels, redeems, or repurchases all or part of the shares of the class;

          (5)  Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

        (b)  A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.

        (c)  Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

          (1)  In the case of a plan of merger or share exchange, the holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

          (2)  The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise. (Last amended by Act 295, L. ‘99, eff. 7-1-99.)

14-2-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

        A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

Part 2. Procedure for Exercise of Dissenters' Rights

14-2-1320 NOTICE OF DISSENTERS' RIGHTS.

        (a)  If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

        (b)  If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken. (Last amended by Act 526, L. ‘93, eff. 7-1-93.)

14-2-1321 NOTICE OF INTENT TO DEMAND PAYMENT.

        (a)  If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

          (1)  Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (2)  Must not vote his shares in favor of the proposed action.

        (b)  A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article

14-2-1322 DISSENTERS' NOTICE.

        (a)  If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

        (b)  The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

          (1)  State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2)  Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3)  Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

          (4)  Be accompanied by a copy of this article.

14-2-1323 DUTY TO DEMAND PAYMENT.

        (a)  A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

        (b)  A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

        (c)  A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

14-2-1324 SHARE RESTRICTIONS.

        (a)  The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

        (b)  The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

14-2-1325 OFFER OF PAYMENT.

        (a)  Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall 1 by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

        (b)  The offer of payment must be accompanied by:

          (1)  The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (2)  A statement of the corporation's estimate of the fair value of the shares;

          (3)  An explanation of how the interest was calculated;

          (4)  A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

          (5)  A copy of this article.

        (c)  If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later. (Last amended by Act 526, L. ‘93, eff. 7-1-93.)

14-2-1326 FAILURE TO TAKE ACTION.

        (a)  If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (b)  If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 1 14-2-1322 and repeat the payment demand procedure. (Last amended by Act 964, L. ‘90, eff. 3-22-90.)

14-2-1327 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

        (a)  A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

          (1)  The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

          (2)  The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

        (b)  A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

        (c)  If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

          (1)  The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

          (2)  The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due. (Last amended by Act 526, L. ‘93, eff. 7-1-93.)

Part 3. Judicial Appraisal of Shares

14-2-1330 COURT ACTION.

        (a)  If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        (b)  The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

        (c)  The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.

        (d)  The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

        (e)  Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment. (Last amended by Act 918, L. ‘00, eff. 7-1-00.)

14-2-1331 COURT COSTS AND COUNSEL FEES.

        (a)  The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

        (b)  The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

          (1)  Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

          (2)  Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

        (c)  If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

14-2-1332 LIMITATION OF ACTIONS.

        No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

Appendix B

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER is entered into as of May     , 2002 by CENTIV, INC., a Georgia corporation ("Centiv-Georgia"), and CENTIV, INC., a Delaware corporation and a wholly owned subsidiary of Centiv-Georgia ("Centiv-Delaware" and, together with Centiv-Georgia, the "Constituent Corporations").

        WHEREAS, Centiv-Georgia has authorized capital stock consisting of 35,000,000 shares of Class A Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share, of which 4,956,535 shares of Class A Common Stock and 1,000,000 shares of Series A Convertible Preferred Stock are issued and outstanding as of the date hereof; and

        WHEREAS, Centiv-Delaware has authorized capital stock consisting of 35,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share, of which 1,000 shares of Common Stock are issued and outstanding as of the date hereof and 1,000,000 shares of Preferred Stock have been designated as Series A Convertible Preferred Stock pursuant to a Certificate of Designations, Preferences and Rights; and

        WHEREAS, the Boards of Directors of the respective Constituent Corporations have determined that it is advisable that Centiv-Georgia be merged with and into Centiv-Delaware and that Centiv-Delaware shall continue as the surviving corporation on the terms and conditions hereinafter set forth in accordance with the applicable provisions of the laws of the States of Georgia and Delaware;

        NOW, THEREFORE, the parties to this Agreement agree as follows:

1.    THE MERGER

        Centiv-Georgia and Centiv-Delaware shall be merged into a single corporation in accordance with the applicable provisions of the laws of the State of Georgia and the State of Delaware by Centiv-Georgia merging with and into Centiv-Delaware, and Centiv-Delaware shall continue as the surviving corporation under the name Centiv, Inc. (the "Surviving Corporation").

2.    EFFECT OF THE MERGER

        2.1  The merger shall become effective as provided in the applicable laws of the State of Georgia and the State of Delaware (the time when the merger shall become effective being sometimes referred to herein as the "Effective Time").

        2.2  At the Effective Time:

          (a)  Centiv-Delaware shall be the Surviving Corporation, and the separate existence of Centiv-Georgia shall cease, except to the extent provided by the laws of the State of Georgia in the case of a corporation after its merger with and into another corporation;

          (b)  The Surviving Corporation shall, without further transfer or other action on the part of the Constituent Corporation, succeed to and thereafter possess and enjoy all of the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of each of the Constituent Corporations, and be subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations, and all property, real, personal and mixed, of and all debts due to each of the Constituent Corporations on whatever account, and all things in actions, and all and every other interest of, or belonging or due to, each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation; and the title to any real estate, or any interest therein, vested by deed or otherwise in either of the Constituent

  Corporations shall not revert or be in any way impaired by reason of this merger. Without limiting the generality of the foregoing, the Surviving Corporation shall assume and continue all employee profit sharing or benefit plans of Centiv-Georgia, and said plans shall not be terminated as a result of the merger.

          (c)  All rights of creditors and all liens, if any, upon the property of either of the Constituent Corporations shall be preserved unimpaired by the merger, and all debts, liabilities, obligations and duties of either of the Constituent Corporations shall become the responsibility and liability of the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities, obligations and duties had been incurred or contracted by it.

          (d)  All corporate acts, plans, policies, arrangements, approvals and authorizations of Centiv-Georgia, its shareholders, Board of Directors, officers and agents, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as the same were with respect to Centiv-Georgia.

3.    CERTIFICATE OF INCORPORATION

        The Certificate of Incorporation including the Certificate of Designations, Preferences and Rights of Centiv-Delaware shall constitute the Certificate of Incorporation of the Surviving Corporation, subject always to the right of the Surviving Corporation to amend its Certificate of Incorporation or Certificate of Designations, Preferences and Rights in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation or the Certificate of Designations, Preferences and Rights and the Bylaws of the Surviving Corporation.

4.    BYLAWS

        The Bylaws of Centiv-Delaware in effect at the Effective Time shall constitute the Bylaws of the Surviving Corporation until altered, amended or repealed in accordance with the provisions of the laws of the State of Delaware and the Certificate of Incorporation and Bylaws of the Surviving Corporation.

5.    DIRECTORS AND OFFICERS

        The directors of the Surviving Corporation shall be comprised of: Steven J. Carnavale (Class I), Kim Feil (Class I), Thomas M. Mason (Class II), Frank Dalton (Class II), Albert Sisto (Class III) and William M. Rychel (Class III) each to hold office for his or her elected or appointed term and until his or her successor shall have been elected and shall have qualified or until his earlier resignation or removal as provided for in the Certificate of Incorporation and Bylaws of the Surviving Corporation. The officers of Centiv-Georgia in office at the Effective Time shall continue in office as the officers of the Surviving Corporation, each to hold office for his or her elected or appointed term and until his or her successor shall have been elected and shall have qualified or until his earlier resignation or removal as provided for in the Certificate of Incorporation and Bylaws of the Surviving Corporation.

6.    CONVERSION OF SHARES

        The manner and basis of converting the shares of Centiv-Georgia into shares of the Surviving Corporation, and the cancellation and retirement of shares of Centiv-Delaware shall be as follows:

          6.1  The 1,000 shares of Common Stock, par value $.001 per share, of Centiv-Delaware (all of which are owned of record and beneficially by Centiv-Georgia) shall be cancelled.

          6.2  Each share of Class A Common Stock, par value $.001 per share, of Centiv-Georgia issued and outstanding or held in its treasury at the Effective Time shall forthwith and without the surrender of stock certificates or any other action, be converted into one fully paid and nonassessable share of Common Stock, par value $.001 per share, of the Surviving Corporation. Outstanding certificates representing shares of Centiv-Georgia Class A Common Stock shall thereafter represent the same number of shares of Common Stock of the Surviving Corporation, and the holder thereof shall have precisely the same rights that he would have if such certificates had been issued by the Surviving Corporation, except to the extent otherwise provided in Sections 14-2-1301 et. seq. and 14-2-1131 et. seq. of the Georgia Business Corporation Code.

          6.3  After the Effective Time, each holder of a certificate representing shares of outstanding Centiv-Georgia Class A Common Stock may, but shall not be required to, surrender the same to American Stock Transfer and Trust Company, or its successor, as transfer agent for the Centiv-Georgia Class A Common Stock and the Common Stock of the Surviving Corporation, and upon such surrender such holder shall be entitled to receive a certificate or certificates issued by the Surviving Corporation for the number of shares of Common Stock represented by the surrendered certificate. The Surviving Corporation shall be entitled to rely upon the stock records of Centiv-Georgia as to the ownership of shares of its Class A Common Stock at the Effective Time. If any stockholder of the Surviving Corporation cannot produce the certificate or certificates theretofore evidencing the ownership of shares of Centiv-Georgia, he shall be required to proceed in regard thereto as he would have had to do were he under like circumstances applying for the issuance of a new certificate of Centiv-Delaware.

          6.4  Each share of Series A Convertible Preferred Stock, par value $.001 per share, of Centiv-Georgia issued and outstanding or held in its treasury at the Effective Time shall forthwith and without the surrender of stock certificates or any other action, be converted into one fully paid and nonassessable share of Series A Convertible Preferred Stock, par value $.001 per share, of the Surviving Corporation. Outstanding certificates representing shares of Centiv-Georgia Series A Convertible Preferred Stock shall thereafter represent the same number of shares of Series A Convertible Preferred Stock of the Surviving Corporation, and the holder thereof shall have precisely the same rights that he would have if such certificates had been issued by the Surviving Corporation, except to the extent otherwise provided in Sections 14-2-1301 et. seq. and 14-2-1131 et. seq. of the Georgia Business Corporation Code.

          6.5  After the Effective Time, each holder of a certificate representing shares of outstanding Centiv-Georgia Series A Convertible Preferred Stock may, but shall not be required to, surrender the same to the Surviving Corporation, or, if the Surviving Corporation so designates, to American Stock Transfer and Trust Company, or its successor, as transfer agent for the Centiv-Georgia Class A Common Stock and the Common Stock of the Surviving Corporation, and upon such surrender such holder shall be entitled to receive a certificate or certificates issued by the Surviving Corporation for the number of shares of Series A Convertible Preferred Stock represented by the surrendered certificate. The Surviving Corporation shall be entitled to rely upon the stock records of Centiv-Georgia as to the ownership of shares of its Series A Convertible Preferred Stock at the Effective Time. If any stockholder of the Surviving Corporation cannot produce the certificate or certificates theretofore evidencing the ownership of shares of Centiv-Georgia, he shall be required to proceed in regard thereto as he would have had to do were he under like circumstances applying for the issuance of a new certificate of Centiv-Delaware.

          6.6  To the extent an outstanding warrant provides for the issuance or purchase of, or otherwise relates to, Centiv-Georgia Class A Common Stock or Series A Convertible Preferred Stock after the Effective Time, such warrant shall be assumed by the Surviving Corporation and deemed to provide for the issuance or purchase of, or otherwise relate to, Common Stock or Series A Convertible Preferred Stock, as applicable, of the Surviving Corporation. References in any warrant to Centiv-Georgia shall be deemed to refer to the Surviving Corporation. As of the Effective Time, the Surviving Corporation shall reserve shares of its authorized and unissued Common Stock and Series A Convertible Preferred Stock that may be issued for purposes of the warrants in numbers equal to the number of shares of Centiv-Georgia Class A Common Stock and Series A Convertible Preferred Stock that were reserved by Centiv-Georgia for purposes of the warrants immediately prior to the Effective Time.

          6.7  Centiv-Georgia shall not make any transfers on its stock books after the Effective Time.

7.    EMPLOYEE BENEFIT PLANS

        At the Effective Time, each employee stock option, stock appreciation right, incentive, savings and investment, profit sharing and pension plan to which Centiv-Georgia is then a party (the "Plans") shall be assumed by, and continue to be the Plans of, the Surviving Corporation. To the extent any Plan provides for the issuance or purchase of, or otherwise relates to, Centiv-Georgia Class A Common Stock after the Effective Time, such Plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Common Stock of the Surviving Corporation. References in any Plan to Centiv-Georgia shall be deemed to refer to the Surviving Corporation. As of the Effective Time, the Surviving Corporation shall reserve shares of its authorized and unissued Common Stock that may be issued for purposes of the Plans in numbers equal to the number of shares of Centiv-Georgia Class A Common Stock that were reserved by Centiv-Georgia for purposes of the Plans immediately prior to the Effective Time.

8.    EXPENSES OF MERGER

        The Surviving Corporation shall pay all unpaid expenses of carrying this Agreement into effect and accomplishing the merger provided for herein.

9.    FURTHER ASSURANCES

        If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights Centiv-Georgia, the proper officers and directors of Centiv-Georgia shall, and will, execute and make all such proper assignments and assurances in law and otherwise to carry out the purposes of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of Centiv-Georgia, or otherwise, to take any and all such actions.

10.  APPROVAL BY SHAREHOLDERS; AMENDMENT; TERMINATION

        10.1 This Agreement shall be submitted to the shareholders of each of the Constituent Corporations, as provided by law, and it shall take effect and be deemed to be taken to be the Agreement and Plan of Merger of the Constituent Corporations upon the approval or adoption thereof by the shareholders of each of the Constituent Corporations, in accordance with the requirements of the laws of the State of Georgia and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of Georgia and the State of Delaware.

        10.2 This Agreement may be amended prior to the Effective Time by action of the respective Boards of Directors of the Constituent Corporations without action by the shareholders of either Constituent Corporation, except that the holders of a majority of the Centiv-Georgia Class A Common Stock must approve any amendment (i) to Sections 6.1 or 6.2 of this Agreement, (ii) changing the terms, rights, powers or preferences of Centiv-Delaware Common Stock or (iii) altering any terms of this Agreement, if such alteration would affect the holders of the Class A Common Stock of Centiv-Georgia, and the holders of a majority of the Centiv-Georgia Series A Convertible Preferred Stock must approve any amendment (i) to Section 6.4 of this Agreement, (ii) changing the terms, rights, powers or preferences of Centiv-Delaware Series A Convertible Preferred Stock or (iii) altering any terms of this Agreement, if such alteration would affect the holders of the Series A Convertible Preferred Stock of Centiv-Georgia

        10.3 At any time prior to the Effective Time, this Agreement may be terminated and abandoned by Centiv-Georgia by appropriate resolution of its Board of Directors, notwithstanding the approval of this Agreement by the shareholders thereof. In the event of termination and abandonment, this Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations, or its shareholders, directors or officers in respect thereof.

11.  CERTAIN AGREEMENTS OF CENTIV-DELAWARE

        11.1 Centiv-Delaware, as the Surviving Corporation, hereby agrees that it may be served with process in the State of Georgia in any proceeding for the enforcement of any obligation of Centiv-Georgia or of the rights of a dissenting shareholder of Centiv-Georgia.

        11.2 Centiv-Delaware, as the Surviving Corporation, hereby irrevocably appoints the Secretary of the State of Georgia as its agent to accept service of process in any proceeding described in Section 11.1.

        11.3 Centiv-Delaware, as the Surviving Corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of Centiv-Georgia the amount, if any, to which they shall be entitled pursuant to the laws of the State of Georgia.

12.  MISCELLANEOUS

        12.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

        12.2 The Board of Directors and the proper officers of Centiv-Georgia and Centiv-Delaware are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents that shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger.

[Signature Page Follows]

        IN WITNESS WHEREOF, each of the Constituent Corporations, has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

CENTIV, INC., A GEORGIA CORPORATION
By:

Its:	President
CENTIV, INC., A DELAWARE CORPORATION
By:

Its:	President

Appendix C

CERTIFICATE OF INCORPORATION
OF
CENTIV, INC.

        FIRST:    The name of the corporation is Centiv, Inc.

        SECOND:    The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, St. 400, Wilmington, Delaware 19808. The name of the Corporation's registered agent at such address is Corporation Service Company.

        THIRD:    The nature of the business and the objects and purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

  FOURTH:

        1.    Authorized Shares.    The total number of shares of stock of all classes which the Corporation shall have authority to issue is forty million (40,000,000), of which five million (5,000,000) shall be shares of Preferred Stock with a par value of $0.001 per share ("Preferred Stock"), and thirty-five million (35,000,000) shall be shares of Common Stock with a par value of $0.001 per share ("Common Stock").

        2.    Preferred Stock.

          (a)  The Preferred Stock shall be issuable in series, and in connection with the issuance of any series of Preferred Stock and to the extent now or hereafter permitted by the laws of the State of Delaware, the Board of Directors is authorized to fix by resolution the designation of each series, the stated value of the shares of each series, the dividend rate or rates of each series (which rate or rates may be expressed in terms of a formula or other method by which such rate or rates shall be calculated from time to time) and the date or dates and other provisions respecting the payment of dividends, the provisions, if any, for a sinking fund for the shares of each series, the preferences of the shares of each series in the event of the liquidation or dissolution of the Corporation, the provisions, if any, respecting the redemption of the shares of each series and, subject to requirements of the laws of the State of Delaware, the voting rights (except that such shares shall not have more than one vote per share), the terms, if any, upon which the shares of each series shall be convertible into or exchangeable for any other shares of stock of the Corporation and any other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of each series.

          (b)  Preferred Stock of any series redeemed, converted, exchanged, purchased, or otherwise acquired by the Corporation shall constitute authorized but unissued Preferred Stock.

          (c)  All shares of any series of Preferred Stock, as between themselves, shall rank equally and be identical (except that such shares may have different dividend provisions); and all series of Preferred Stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of such series.

        3.    Common Stock.

          (a)  After dividends to which the holders of Preferred Stock may then be entitled under the resolutions creating any series thereof have been declared and after the Corporation shall have set apart the amounts required pursuant to such resolutions for the purchase or redemption of any series of Preferred Stock, the holders of Common Stock shall be entitled to have dividends declared in cash, property, or other securities of the Corporation out of any net profits or net assets of the Corporation legally available therefor, if, as and when such dividends are declared by the Corporation's Board of Directors.

          (b)  In the event of the liquidation or dissolution of the Corporation's business and after the holders of Preferred Stock shall have received amounts to which they are entitled under the resolutions creating such series, the holders of Common Stock shall be entitled to receive ratably the balance of the Corporation's net assets available for distribution.

          (c)  Each share of Common Stock shall be entitled to one vote upon all matters upon which stockholders have the right to vote, but shall not be entitled to vote for the election of any directors who may be elected by vote of the Preferred Stock voting as a class if so provided in the resolution creating such Preferred Stock pursuant to Section 2(a) of this Article FOURTH.

        4.    Preemptive Rights.    No holder of any shares of the Corporation shall have any preemptive right to subscribe for or to acquire any additional shares of the Corporation of the same or of any other class whether now or hereafter authorized or any options or warrants giving the right to purchase any such shares, or any bonds, notes, debentures or other obligations convertible into any such shares.

        FIFTH:    The Corporation is to have perpetual existence.

        SIXTH:    The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

        SEVENTH:    Except as may otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock to elect directors as a class, the number of directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation. The directors, other than those who may be elected by the holders of Preferred Stock, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. The first class shall be initially elected for a term expiring at the next ensuing annual meeting, the second class shall be initially elected for a term expiring one year thereafter, and the third class shall be elected for a term expiring two years thereafter, with each member of each class to hold office until his successor is elected and qualified. At each annual meeting of the stockholders of the Corporation held after the initial classification and election of directors, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

        Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

        Except as may otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock to elect directors as a class, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or any other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created (subject to the requirements of this Article SEVENTH that all classes be as nearly equal in number as possible) or in which the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

        Subject to any rights of the holders of Preferred Stock to elect directors as a class, a director may be removed only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

          1.    To adopt, amend and repeal the Bylaws of the Corporation. Any Bylaws adopted by the directors under the powers conferred hereby may be amended or repealed by the directors or by the stockholders. Notwithstanding the foregoing or any other provision in this Certificate of Incorporation or the Bylaws of the Corporation to the contrary, Article II, Sections 3 and 7 and Article III, Sections 1, 2 and 3 of the Bylaws shall not be amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 80% of the voting power of all the shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

          2.    To fix and determine, and to vary the amount of, the working capital of the Corporation, and to determine the use or investment of any assets of the Corporation, to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve or reserves.

          3.    To authorize the purchase or other acquisition of shares of stock of the Corporation or any of its bonds, debentures, notes, scrip, warrants or other securities or evidence of indebtedness.

          4.    Except as otherwise provided by law, to determine the places within or without the State of Delaware, where any or all of the books of the Corporation shall be kept.

          5.    To authorize the sale, lease or other disposition of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best.

          6.    To authorize the borrowing of money, the issuance of bonds, debentures and other obligations or evidences of indebtedness of the Corporation, secured or unsecured, and the inclusion of provisions as to redeemability and convertibility into shares of stock of the Corporation or otherwise; and the mortgaging or pledging, as security for money borrowed or bonds, notes, debentures or other obligations issued by the Corporation, of any property of the Corporation, real or personal, then owned or thereafter acquired by the Corporation.

          7.    To authorize the negotiation and execution on behalf of the Corporation of agreements with officers and other employees of the corporation relating to the payment of severance compensation to such officers or employees.

        In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the Bylaws of the Corporation.

        Subject to any limitation in the Bylaws, the members of the Board of Directors shall be entitled to reasonable fees, salaries, or other compensation for their services, as determined from time to time by the Board of Directors, and to reimbursement for their expenses as such members. Nothing herein contained shall preclude any director from serving the Corporation or its subsidiaries or affiliates in any other capacity and receiving compensation therefor.

        Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article SEVENTH.

        EIGHTH:    Both stockholders and directors shall have power, if the Bylaws so provide, to hold their meetings and to have one or more offices within or without the State of Delaware.

        Except as may otherwise be fixed by resolution of the Board of Directors pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of Preferred Stock, special meetings of stockholders may be called only by the Chairman, if any, on his own initiative, the President on his own initiative or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with or repeal this Article EIGHTH.

        NINTH:    Except as otherwise provided in this Certificate of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

  TENTH:

          (a)  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware, or any other applicable law, is amended to authorize corporation action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, or any other applicable law, as so amended. Any repeal or modification of this Section (a) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          (b)  (1) Each person who has or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, or any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (2) of this Section (b) with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section (b) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the General Corporation Law of the State of Delaware, or any other applicable law, requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section (b) or otherwise.

            (2)  If a claim under paragraph (1) of this Section (b) is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct that makes it permissible under the General Corporation Law of the State of Delaware, or any other applicable law, for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, stockholders or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, or any other applicable law, nor an actual determination by the Corporation (including its Board of Directors, stockholders or independent legal counsel) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

            (3)  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

            (4)  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware, or any other applicable law.

            (5)  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section (b) with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

            (6)  Any repeal or modification of this Section (b) by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification.

        ELEVENTH:    In determining whether an "Acquisition Proposal" is in the best interests of the Corporation and its stockholders, the Board of Directors shall consider all factors it deems relevant including, without limitation, the following:

          (a)  The consideration being offered in the Acquisition Proposal, not only in relation to the then current market price, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' estimate of the future value of the Corporation as an independent entity; and

          (b)  Such other factors the Board of Directors determines to be relevant, including among others the social, legal and economic effects upon employees, suppliers, customers and the communities in which the Corporation is located, as well as on the long term business prospects of the Corporation.

        "Acquisition Proposal" means any proposal of any person (i) for a tender offer, exchange offer or any other method of acquiring any equity securities of the Corporation with a view to acquiring control of the Corporation, (ii) to merge or consolidate the Corporation with another corporation, or (iii) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation.

        This Article ELEVENTH shall not be interpreted to create any rights on behalf of third persons, such as employees, suppliers, or customers.

        TWELFTH:    The Corporation has elected to be governed by Section 203 of the General Corporation Law of Delaware.

        THIRTEENTH:    The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS
Deborah M. Connor	Gardner, Carton & Douglas 321 N. Clark Street, Suite 3400 Chicago, Illinois 60610

        THE UNDERSIGNED, being the sole incorporator hereinafter named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is her act and deed and the facts herein stated are true, and accordingly has set her hand this            day of April 2002.

Deborah M. Connor, Incorporator

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES A CONVERTIBLE PREFERRED STOCK
($0.001 PAR VALUE PER SHARE) OF

CENTIV, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

        I, William M. Rychel, President of CENTIV, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, do hereby certify that:

        A.    The Certificate of Incorporation (the "Certificate of Incorporation") of the Corporation authorizes the issuance of up to 5,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock"), in one or more series, and further authorizes the Board of Directors to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Certificate of Incorporation and to determine with respect to each such series, the voting powers, full or limited, if any, and the designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions appertaining thereto.

        B.    A resolution providing for and in connection with the issuance of the Preferred Stock was duly adopted by the Board of Directors on April     , 2002 pursuant to authority expressly conferred on the Board of Directors by the provisions of the Certificate of Incorporation as aforesaid, which resolution provides as follows:

        RESOLVED: that the Board of Directors, pursuant to authority expressly vested in it by Section B of the ARTICLE FOURTH of the Certificate of Incorporation (the "Certificate of Incorporation") of Centiv, Inc. (the "Corporation"), hereby authorizes the issuance of a series of convertible preferred stock of the Corporation and hereby establishes the voting powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto in addition to those set forth in such Certificate of Incorporation (or otherwise provided by law) as follows (the following, referred to hereinafter as "this resolution" or "this Certificate of Designations", is to be filed as part of a Certificate of Designations under Section 151 of the Delaware General Corporation Law):

        (1)    Number and Designation.    One million (1,000,000) shares of the Preferred Stock of the Corporation shall be designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock").

        (2)    Liquidation.

          (a)  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to $10.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares after the filing date hereof) for each share outstanding, plus an amount in cash equal to all accrued but unpaid dividends thereon to the date fixed for liquidation, dissolution or winding up (the "Series A Liquidation Amount") before any payment shall be made or any assets distributed to the holders of Corporation's Class A common stock, $.001 par value ("Common Stock"). If the assets of the Corporation, or the proceeds thereof, are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series A Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets, or the proceeds thereof, in accordance with the amount which would have been payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock are entitled were paid in full.

          (b)  For the purposes of this paragraph (2), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation or the consolidation or merger of the Corporation with or into one or more other corporations pursuant to which the shareholders of the Corporation immediately prior to such consolidation or merger own less than 50% of the voting securities of the surviving corporation immediately following such consolidation or merger shall be deemed to be a liquidation, dissolution or winding up of the Corporation, voluntary or involuntary.

        (3)    Dividends.

          (a)  From and after April 1, 2003, the holders of the then outstanding Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, and out of any funds legally available therefor, cumulative dividends at the annual rate of $0.80 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares after the filing date hereof). Dividends on the Series A Preferred Stock shall accumulate and accrue quarterly, beginning on April 1, 2003 and on the first day of each calendar quarter occurring thereafter, whether or not earned or declared. Dividends accruing on each share of Series A Preferred Stock shall be added to the Series A Liquidation Amount as they accrue and will remain a part thereof until such dividends are paid as provided herein.

          (b)  The holders of shares of Series A Preferred Stock shall be entitled to receive on an as-converted basis, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, to the extent as, on the same basis as, at the same rate as, and contemporaneously with, cash dividends when, as and if declared by the Board of Directors with respect to shares of any Common Stock; provided, however, that no such dividends shall be paid unless and until such time as all Series A Dividends have been paid in cash to the holders of Series A Preferred Stock as provided in paragraph 3(a).

          (c)  So long as any shares of Series A Preferred Stock are outstanding, no shares of Common Stock shall be purchased, redeemed or acquired by the Corporation or any subsidiary thereof and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof; provided, however, that this restriction shall not apply to the purchase of shares of Common Stock from directors or employees of or consultants or advisers to the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, including, without limitation, the termination of employment by or service to the Corporation or any subsidiary.

        (4)    Conversion.

          (a)  Each share of Series A Preferred Stock shall be convertible into shares of Common Stock in accordance with the provisions of this Section 4. Conversion shall occur: (i) at the option of the holder at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for such stock, or (ii) automatically in the circumstances described in paragraph 4(b). In the event of such a conversion, the applicable shares of Series A Preferred Stock shall convert into such number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock as is determined by dividing the Series A Liquidation Amount by the Conversion Price (as defined below) on the date the certificate is surrendered for conversion in the event of a conversion under clause (i) above or on the date of automatic conversion in the event of a conversion under clause (ii) above. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A Preferred Stock (the "Conversion Price") shall initially be $1.00 per share of Common Stock.

  Accordingly, each one (1) share of Series A Preferred Stock shall initially be convertible into ten (10) shares of Common Stock. The initial Conversion Price shall be adjusted as hereinafter provided.

          (b)  Notwithstanding anything to the contrary herein, each outstanding share of Series A Preferred stock shall automatically convert upon the occurrence of either: (i) a Conversion Milestone (defined below), or (ii) written consent of holders of 66 2/3% of the outstanding shares of Series A Preferred Stock to convert the outstanding shares of Series A Preferred Stock into Common Stock; provided, however, that an automatic conversion shall only occur if a registration statement under the Securities Act of 1933, as amended, covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock is then effective with the Securities and Exchange Commission. "Conversion Milestone" shall mean either (a) the Corporation's revenues for the Centiv Business (defined below) exceed $5 million for any two consecutive quarters in accordance with generally accepted accounting principles consistently applied, as such principles are applied by the Corporation on the date of filing of this Certificate of Designations ("GAAP"), or (b) the Corporation's revenues for the Centiv Business exceed $20 million for the 12-month period ending March 31, 2003 in accordance with GAAP. The "Centiv Business" is the Corporation's division which offers digital merchandising services utilizing both Internet-based services and turnkey systems to retail and manufacturing customers who wish to produce high-resolution, full color posters, banners and other custom point-of-purchase signage.

          (c)  Before any holder of Series A Preferred Stock shall be entitled to receive a certificate or certificates for shares of Common Stock upon conversion, such holder shall surrender the certificate or certificates for the holder's shares of Series A Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and, unless such conversion is automatic pursuant to clause (b) above, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made (i) in the case such conversion is automatic pursuant to clause (b) above, upon the date that the Corporation provides a notice to the holders of Series A Preferred Stock certifying that the conditions for automatic conversion have been satisfied (which must, in the case of a conversion as a result of the achievement of a Conversion Milestone, include a certificate signed by the Corporation's independent auditors certifying the achievement of such Conversion Milestone), and (ii) in all other cases, immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted (in either case, the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or record holders of such shares of Common Stock on such date.

          (d)  All shares of Series A Preferred Stock which have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of clause (c) of this paragraph (4), to receive shares of Common Stock in exchange therefor.

          (e)  (i) For the purposes of this clause (e), the following definitions shall apply:

              (A)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities (as defined below);

              (B)  "Original Issue Date" shall mean the date on which a share of Series A Preferred Stock was first issued;

              (C)  "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Additional Shares of Common Stock; and

              (D)  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to clause (e)(iii) hereof, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                (I)  upon conversion of shares of Series A Preferred Stock;

                (II)  to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option or stock purchase plans or agreements on terms approved by the Board of Directors of the Corporation;

              (III)  as a dividend or distribution on shares of the Series A Preferred Stock;

              (IV)  for which adjustment of the Conversion Price is made pursuant to clause (j) or (k) of this paragraph (4);

                (V)  in connection with collaborations, joint ventures or other forms of association, provided that the principal purpose of such relationship is not financing the Corporation's business; or

              (VI)  in connection with obtaining bank or lease financing.

            (ii)  Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to subclause (e)(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

            (iii)  In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

              (1)  no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

              (2)  if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series A Preferred Stock);

              (3)  upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                (A)  in the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                (B)  in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

              (4)  no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date (before adjustment) and (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

              (5)  in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustments of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (3) above.

            (iv)  In the event this Corporation, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subclause (e)(iii) hereof) for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price calculated in accordance with one of the following two methods, whichever is applicable:

              (1)  in the event the Corporation has received $3,500,000 or more from the sale and issuance of Series A Preferred Stock prior to date of issuance of such Additional Shares of Common Stock, the Conversion Price shall be reduced to the price equal to the consideration per share at which such Additional Shares of Common Stock are issued or deemed to be issued, and the resulting Conversion Price shall thereafter be subject to further adjustment from time to time pursuant to this subclause (e)(iv).

              (2)  in the event the Corporation has received less than $3,500,000 from the sale and issuance of Series A Preferred Stock prior to date of issuance of such Additional Shares of Common Stock, the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of this calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated as if (1) all outstanding shares of Preferred Stock and all other outstanding evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock immediately prior to such issuance, and (2) all outstanding rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock (or to acquire evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock) had been fully exercised (and had been fully converted and exchanged if, upon such exercise, evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock would be issued) immediately prior to such issuance, but not including in such calculation any additional shares of Common Stock issuable (A) upon exercise of warrants issued in connection with the Corporation's initial public offering, or (B) upon conversion of shares of Preferred Stock issuable upon exercise of outstanding warrants to purchase Preferred Stock, or (C) with respect to shares of Preferred Stock, other evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock solely as a result of the adjustment of the respective Conversion Prices (or other conversion ratios or exercise prices) resulting from the issuance of Additional Shares of Common Stock causing such adjustment, and the resulting Conversion Price shall thereafter be subject to further adjustment from time to time pursuant to this subclause (e)(iv).

            (v)  For purposes of this clause (e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (1)  If such consideration consists of cash and property, such consideration shall:

                (A)  insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                (B)  insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                (C)  in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

              (2)  If such consideration consists of Options and Convertible Securities, the consideration per share received by the Corporation for Additional Shares of Common

      Stock deemed to have been issued pursuant to subclause (e)(iii), relating to Options and Convertible Securities, shall be determined by dividing:

                (A)  the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                (B)  the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

          (f)    In case:

              (i)  the Corporation shall declare a dividend (or any other distribution) on Common Stock payable otherwise than in cash out of its retained earnings; or

            (ii)  the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

            (iii)  of any reclassification of the Common Stock (other than a subdivision, split or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

            (iv)  of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation (or any transaction deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 2(b));

  then the Corporation shall cause to be mailed to each holder of shares of Series A Preferred Stock at its address as shown on the books of the Corporation, at least 30 days (or 20 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (g)  For the purposes of this paragraph (4), the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Corporation on the date of this Certificate of Designations, and (ii) any other class of common stock, including any class resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value or from no par value to par value or from par value to no par value.

          (h)  No fractional share of Common Stock, or scrip representing a fractional share, shall be issuable upon the conversion of any Series A Preferred Stock. If a certificate or certificates representing more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by certificates so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Series A Preferred Stock, the Corporation shall pay, in lieu thereof, in cash the Conversion Price thereof as of the business day immediately preceding the date of such conversion.

          (i)    Such number of shares of Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Series A Preferred Stock.

          (j)    If the Corporation shall at any time or from time to time effect a subdivision or stock split of the outstanding Common Stock, the Conversion Price of the Series A Preferred Stock then in effect immediately before that subdivision or stock split shall be proportionately decreased. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price of the Series A Preferred Stock then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision, stock split or combination, as the case may be, becomes effective.

          (k)  In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price of the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price of the Series A Preferred Stock then in effect by a fraction:

            (1)  the denominator of which shall be the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

            (2)  the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date;

  provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price of Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price of Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment or issuance of such dividends or distributions.

          (l)    In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date, or the record date, of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period, all subject to further adjustment as provided herein during such period.

          (m)  If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, exchange, substitution or otherwise, then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

        (5)    Redemption.

          (a)  The Corporation shall have the option to redeem all or any portion of the outstanding shares of Series A Preferred Stock on March 27, 2006 (the "Optional Redemption Date") at a price per share equal to the Series A Liquidation Amount on the date of redemption ("Redemption Price"). If the Optional Redemption Date is a Saturday, Sunday or legal holiday, then such redemption shall occur on the first business day thereafter.

          (b)  Not less than 30 nor more than 60 days prior to the Optional Redemption Date, the Corporation shall give written notice by first class mail, postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock, at the address of such holder last shown on the records of the Corporation, notifying such holder whether or not the Corporation had elected to effect a redemption of all or any portion of the outstanding shares of Series A Preferred Stock and, if so, the aggregate number of shares to be redeemed, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation in the manner and at the place designated, its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed on such Optional Redemption Date (the "Redemption Notice"). On or after the Optional Redemption Date, each holder of Series A Preferred Stock shall surrender to the Corporation the certificate or certificates representing such shares that are subject to redemption, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. Any redemption of less than all of the shares of Series A Preferred Stock outstanding shall be effected ratably among the holders of such shares based upon the aggregate Redemption Price of such shares held by each such holder.

          (c)  From and after the Optional Redemption Date, unless there shall have been a default in the timely payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption in the Redemption Notice (except the right to receive the applicable Redemption Price, upon surrender of their certificate or certificates) and redeemed on such Optional Redemption Date shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

          (d)  Any shares of Series A Preferred Stock that are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred. If fewer than the total number of shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Preferred Stock will be issued to the holder thereof without cost to such holder within a reasonable time after surrender of the certificate representing the redeemed shares.

          (e)  Neither the Corporation nor any subsidiary thereof will redeem, purchase or otherwise acquire any shares of Series A Preferred Stock except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of shares of Series A Preferred Stock on the basis of the aggregate Series A Liquidation Amount of such shares of Series A Preferred Stock owned by each such holder.

          (f)    In the event the Corporation does not redeem all shares of Series A Preferred Stock outstanding on the Optional Redemption Date (a "Redemption By-Pass"), the holders of the Series A Preferred shall have the right to elect a majority of the Board of Directors of the Corporation pursuant to paragraph 6(c).

        (6)    Voting.

          (a)  The holders of shares of Series A Preferred Stock shall be entitled to vote with the holders of the Common Stock on all matters submitted to a vote of shareholders of the Corporation, except as otherwise provided herein or in the Delaware General Corporation Law. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Preferred Stock held of record by such holder could then be converted pursuant to paragraph 4 at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The holders of shares of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation.

          (b)  So long as at least 25,000 shares of Series A Preferred Stock remain outstanding (as adjusted for any stock dividends, combinations or splits with respect to such shares after the filing date hereof), the holders of Series A Preferred Stock voting as a class shall be entitled to elect one director. The remaining directors shall be elected by the holders of the Common Stock and Series A Preferred Stock voting together as a single class, with the Series A Preferred Stock voting on an as-if converted to Common Stock basis.

          (c)  In the event of a Redemption By-Pass, the holders of Series A Preferred Stock shall be entitled to elect the smallest number of directors that shall constitute a majority of the authorized number of directors of the Corporation (including for these purposes any director elected by the Series A Preferred Stock pursuant to paragraph (b)), and the remaining directors shall be elected by vote of all the shareholders of the Corporation, with the Series A Preferred Stock voting on an as-if converted to Common Stock basis. Whenever under the provisions of this paragraph (c) the right shall have accrued to the holders of Series A Preferred Stock to elect a majority of the Corporation's directors, upon delivery to the Corporation of a written consent of holders of a majority of the voting power of the Series A Preferred Stock designating their nominees to the Board, the authorized number of directors shall automatically without any further action be increased to a number equal to two times the previously authorized number of directors (less any directors then in office elected by the holders of Series A Preferred Stock pursuant to paragraph (b)) plus one, and the directors so elected in the written consent shall effective immediately fill the vacancies created by the creation of such new board seats. Notwithstanding the foregoing, all directors elected as a result of the rights of the holders of Series A Preferred Stock to elect directors as set forth herein shall recuse themselves from (i) any vote to redeem all or a portion of the Series A Preferred Stock pursuant to paragraph (5) hereof, regardless of when such vote is taken, and (ii) any vote to amend the provisions of this sentence.

          (d)  In the case of any vacancy in the office of a director elected by a specified group of shareholders, a successor shall be elected to hold office for the unexpired term of such director by the affirmative vote of a majority of the shares of such specified group given at a special meeting of such shareholders duly called or by an action by written consent for that purpose; provided, however, that in the event of a vacancy in the office of a director elected by the holders of Series A Preferred Stock pursuant to paragraph (c), such vacancy may be filled by the vote of a majority of the other directors then in office elected by the holders of the Series A Preferred Stock. Subject to the applicable provisions of the Delaware General Corporation Law and the special removal rights set forth in paragraph (c) above, any director who shall have been elected by a specified group of shareholders may be removed during the aforesaid term of office, either for or without cause, by, and only by, the affirmative vote of the holders of a majority of the shares of such specified group, given at a special meeting of such shareholders duly called or by an action by written consent for that purpose, and any such vacancy thereby created may, be filled by the vote of the holders of a majority of the shares of such specified group represented at such meeting or in such consent.

          (e)  Without the affirmative vote or written consent of the holders of at least 66 2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class, the Corporation shall not:

              (i)  authorize or issue, or obligate itself to issue, any other capital stock ranking senior to or on a parity with the Series A Preferred Stock as to dividend or redemption rights, liquidation preferences, conversion rights, voting rights or otherwise; or

            (ii)  amend this Certificate of Designation or otherwise take any action in a manner that would materially alter or change any of the powers, preferences, privileges or rights of the Series A Preferred Stock.

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        IN WITNESS WHEREOF, Centiv, Inc. has caused this Certificate of Designations to be signed by its duly authorized President this            day of April 2002.

CENTIV, INC.
By:	William M. Rychel, President

Appendix D

BYLAWS
OF
CENTIV, INC.

ARTICLE I.

Offices

        Section 1.    The registered office of Centiv, Inc. (the "Corporation") shall be in Wilmington, New Castle County, Delaware.

        Section 2.    The Corporation shall have its principal office at 998 Forest Edge Drive, Vernon Hills, Illinois, and it may also have offices at such other places as the board of directors may from time to time determine.

ARTICLE II.

Stockholders

        Section 1.    Annual Meeting.    The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date as the board of directors shall fix each year. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting, or any supplement thereto, given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation not later than one hundred and twenty (120) days nor earlier than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's stockholder records, of the stockholder proposing such business, (c) the class and number of shares of the Corporation that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Irrespective of anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1, and if it is so determined, shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        Section 2.    Special Meetings.    Special meetings of the stockholders may be called only by the chairman, the president or the board of directors pursuant to a resolution approved by a majority of the entire board of directors.

        Section 3.    Stockholder Action; How Taken.    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

        Section 4.    Place of Meeting.    The board of directors may designate any place, either within or without Delaware, as the place of meeting for any annual or special meeting. In the absence of any such designation, the place of meeting shall be the principal office of the Corporation designated in Section 2 of Article I of these bylaws.

        Section 5.    Notice of Meetings.    Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, or in the case of a merger or consolidation, not less than twenty nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the chairman or the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mails in a sealed envelope addressed to the stockholder at his address as it appears on the records of the Corporation with postage thereon prepaid.

        Section 6.    Record Date.    For the purpose of determining (a) stockholders entitled to notice of or to vote at any meeting of stockholders, or (b) stockholders entitled to receive payment of any dividend, or (c) stockholders for any other purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty days and not less than ten days, or in the case of a merger or consolidation not less than twenty days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.

        Section 7.    Quorum.    The holders of not less than one-third of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the certificate of incorporation or by these bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

        When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation or of these bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

        Section 8.    Qualification of Voters.    The board of directors may fix a day and hour not more than sixty nor less than ten days prior to the day of holding any meeting of stockholders as the time as of which the stockholders entitled to notice of and to vote at such a meeting shall be determined. Only those persons who were holders of record of voting stock at such time shall be entitled to notice of and to vote at such meeting.

        Section 9.    Procedure.    The order of business and all other matters of procedure at every meeting of stockholders shall be determined by the chairman of the meeting. The board of directors shall appoint two or more inspectors of election to serve at every meeting of stockholders at which directors are to be elected.

ARTICLE III.

Directors

        Section 1.    Number, Election and Terms.    Except as otherwise fixed pursuant to the provisions of Article Fourth of the certificate of incorporation relating to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be a minimum of three and fixed from time to time by the board of directors. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as near equal in number as possible, as determined by the board of directors, one class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2003, another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2004 and another class to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2005, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of stockholders, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

        The term the "entire board" as used in these bylaws means the total number of directors that the Corporation would have if there were no vacancies.

        Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the board of directors or a committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Corporation not later than (a) with respect to an election to be held at an annual meeting of stockholders, one hundred twenty (120) days nor earlier than one hundred fifty (150) days prior to the anniversary date of the immediately preceding annual meeting, and (b) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

        Section 2.    Newly Created Directorships and Vacancies.    Except as otherwise fixed pursuant to the provisions of Article Fourth of the certificate of incorporation relating to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors to which such director's predecessor shall have been elected and qualified. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

        Section 3.    Removal.    Subject to the rights of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

        Section 4.    Regular Meetings.    Regular meetings of the board of directors shall be held at such times and place as the board of directors may from time to time determine.

        Section 5.    Special Meetings.    Special meetings of the board of directors may be called by or at the request of the chairman or the president or by an officer of the Corporation upon the request of a majority of the entire board. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without Delaware, as the place for holding any special meeting of the board of directors called by them.

        Section 6.    Notice.    Notice of regular meetings of the board of directors need not be given. Notice of every special meeting of the board of directors shall be given to each director at his usual place of business, or at such other address as shall have been furnished by him for the purpose. Such notice shall be given at least twenty-four hours before the meeting by telephone, by personal delivery, by commercial courier, by mail or by facsimile transmission. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

        Section 7.    Quorum.    A majority of the entire Board shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided, that if less than a majority of the entire board is present at said meeting, a majority of the directors present may adjourn the meeting from time to time until a quorum is obtained without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors unless the act of a greater number is required by the certificate of incorporation or the bylaws of the Corporation.

        Section 8.    Compensation.    Directors who are also full time employees of the Corporation shall not receive any compensation for their services as directors but they may be reimbursed for reasonable expenses of attendance. By resolution of the board of directors, all other directors may receive either an annual fee or a fee for each meeting attended, or both, and expenses of attendance, if any, at each regular or special meeting of the board of directors or of a committee of the board of directors; provided, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 9.    Committees.    The board of directors may, by resolution passed by a majority of the entire board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

        Section 10.    Chairman.    The chairman shall preside at all meetings of the stockholders and the board of directors. He shall perform such other duties as may be prescribed by the board of directors.

        Section 11.    Vice-Chairman.    The vice-chairman (if elected by the board of directors) shall, in the absence of the chairman, preside at all meetings of the stockholders and the board of directors. He shall perform such other duties as may be prescribed by the board of directors and by the chief executive officer if he does not have that position.

        Section 12.    Director Emeritus.    The Board of Directors may by resolution appoint any former director who has retired from the Board of Directors as a Director Emeritus. Directors Emeritus may, but are not required to, attend all meetings (regular and special) of the Board of Directors and will receive notice of such meetings; however, they shall not have the right to vote and they shall be excluded from the number of directors for quorum and other purposes. Directors Emeritus shall be appointed for one year terms and may be reappointed for up to two additional one year terms.

ARTICLE IV.

Officers

        Section 1.    Number.    The officers of the Corporation shall be a president, an executive vice president (if elected by the board of directors), one or more vice presidents (the number thereof to be determined by the board of directors), a treasurer, a secretary and such other officers as may be elected in accordance with the provisions of this Article.

        Section 2.    Election and Term of Office.    The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

        Section 3.    Removal.    Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

        Section 4.    Vacancies.    A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

        Section 5.    President.    The president shall in general be in charge of all operations of the Corporation and shall direct and administer the activities of the Corporation in accordance with the policies, goals and objectives established by the chief executive officer and the board of directors. In the absence of the chief executive officer, the president shall assume his duties and responsibilities. In the absence of the chairman and vice-chairman he shall preside at all meetings of the stockholders and board of directors. He shall perform such other duties as may be prescribed by the board of directors and chief executive officer if he does not have that position.

        Section 6.    Chief Executive Officer.    The chief executive officer of the Corporation shall be either the chairman, the vice-chairman or the president as determined by the board of directors. The chief executive officer shall provide overall direction and administration of the business of the Corporation, he shall interpret and apply the policies of the board of directors, establish basic policies within which the various corporate activities are carried out, guide and develop long range planning and evaluate activities in terms of objectives. He may sign (with the secretary or any other proper officer of the Corporation thereunto authorized by the board of directors) if such additional signature is necessary under the terms of the instrument document being executed or under applicable law, stock certificates of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments except in cases where the signing and execution thereof shall be required by law to be otherwise signed or executed, and he may execute proxies on behalf of the Corporation with respect to the voting of any shares of stock owned by the Corporation. He shall have the power to (1) designate management committees of employees deemed essential in the operations of the Corporation, its divisions or subsidiaries, and appoint members thereof, subject to the approval of the board of directors; (2) appoint certain employees of the Corporation as vice presidents of one or several divisions or operations of the Corporation, subject to the approval of the board of directors, provided however, that any vice president so appointed shall not be an officer of the Corporation for any other purpose; and (3) appoint such other agents and employees as in his judgment may be necessary or proper for the transaction of the business of the Corporation and in general shall perform all duties incident to the office of chief executive.

        Section 7.    Executive Vice President.    The executive vice president (if elected by the board of directors) shall report to either the chief executive officer or the president as determined in the corporate organization plan established by the board of directors. He shall direct and coordinate such major activities as shall be delegated to him by his superior officer in accordance with policies established and instructions issued by his superior officer, the chief executive officer, or the board of directors.

        Section 8.    Vice President.    The board of directors may elect one or several vice presidents. Each vice president shall report to either the chief executive officer, the chief operating officer or the executive vice president as determined in the corporate organization plan established by the board of directors. Each vice president shall perform such duties as may be delegated to him by his superior officers and in accordance with the policies established and instructions issued by his superior officer, the chief executive officer or the board of directors. The board of directors may designate any vice president as a senior vice president and a senior vice president shall be senior to all other vice presidents and junior to the executive vice president. In the event there is more than one senior vice president, then seniority shall be determined by and be the same as the annual order in which their names are presented to and acted on by the board of directors.

        Section 9.    The Treasurer.    The treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Corporation; (b) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the chief executive officer, chief operating officer or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

        Section 10.    The Assistant Treasurer.    The assistant treasurer (or, if more than one, the assistant treasurers) shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

        Section 11.    The Secretary.    The secretary shall: (a) keep the minutes of the stockholders' and the board of directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the corporation is affixed to all stock certificates prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these bylaws or as required by law; (d) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all stock certificates prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (e) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (f) sign with the chairman, president, or a vice president, stock certificates of the Corporation, the issue of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the Corporation; (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief executive officer, chief operating officer or by the board of directors.

        Section 12.    The Assistant Secretary.    The assistant secretary (or, if more than one, the assistant secretaries) shall in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

ARTICLE V.

Fiscal Year

        The fiscal year of the Corporation shall begin on the first day of January in each year and end on the thirty-first day of December in each year.

ARTICLE VI.

Seal

        The board of directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware".

ARTICLE VII.

Waiver of Notice

        Whenever any notice whatsoever is required to be given under the provisions of these bylaws or under the provisions of the certificate of incorporation or under the provisions of the laws of the state of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE VIII.

Amendments

        Subject to the provisions of the certificate of incorporation, these bylaws may be altered, amended or repealed at any regular meeting of the stockholders, or at any special meeting of stockholders duly called for that purpose, by a majority vote of the shares represented and entitled to vote at such meeting; provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the certificate of incorporation and these bylaws, the board of directors may by a majority vote of those present at any meeting at which a quorum is present amend these bylaws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

[Centive, Inc. Logo]

PROPOSED AMENDMENT

AMENDMENT TO CENTIV, INC. 1997 STOCK OPTION PLAN

Section 4 of the Centiv, Inc. 1997 Stock Option Plan shall be amended to read as follows:

        The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, (i) the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,500,000 shares, and (ii) in no event shall the number of shares of Common Stock underlying options awarded to any individual in any 12-month period exceed 300,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

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CENTIV, INC.

1997 STOCK OPTION PLAN
(As Amended and Restated Effective June 29, 2001)

1.    Purpose.

        The purpose of this plan (the "Plan") is to secure for CENTIV, INC. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.    Type of Options and Administration.

        (a)  Types of Options. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet the requirements of Section 422 of the Code, as determined by the Committee (as defined below).

        (b)  Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company ("Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. To the extent determined necessary or desirable by the Board, the Committee shall consist of two or more members of the Board, each of whom shall constitute both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Code Section 162(m). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock, $.001 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Committee shall be liable for any action or determination under the Plan made in good faith. If at any time the Board has not appointed a Committee under the Plan, the Board shall act as the Committee.

3.    Eligibility

        Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Committee shall so determine.

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4.    Stock Subject to Plan.

        The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, (i) the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,250,000 shares, and (ii) in no event shall the number of shares of Common Stock underlying options awarded to any individual in any 12-month period exceed 300,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.    Forms of Option Agreements.

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Committee. Such option agreements may differ among recipients.

6.    Purchase Price.

        (a)  General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Committee.

        (b)  Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company that have been held by the optionee at least six months having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. Payment of the exercise price by delivery of Common Stock then owned by the optionee may be made, if permitted by the Committee, only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee.

7.    Option Period.

        Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option

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agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

8.    Exercise of Options.

        Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. If an option is not at the time of grant immediately exercisable, the Committee may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9.    Nontransferability of Options.

        No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a domestic relations order that would satisfy the applicable requirements of a qualified domestic relations order within the meaning of Section 414(p) of the Code and the rules thereunder, if those provisions were applicable to the Plan. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). Notwithstanding the foregoing provisions of this Section 9, the Committee may, in its sole discretion and subject to such limits as the Committee may determine, provide at the time an option is granted or thereafter, that the option may be transferred for no consideration to members of the optionee's immediate family, to a trust solely for the benefit of the optionee or members of the optionee's immediate family, or to a partnership or limited liability company, the sole partners or members of whom are the optionee or members of the optionee's immediate family. For purposes of this Section 9, "immediate family" means the optionee's spouse, children, stepchildren, brothers, sisters and grandchildren, and the spouse of any such individual. Any option transferred pursuant to this Section 9 shall remain subject to all of the terms and conditions applicable to the option prior to such transfer.

10.  Effect of Termination of Employment or Other Relationship.

        Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability (as determined by the Committee) of the optionee, to the extent that such option was exercisable at the optionee's termination of employment or other relationship, but in no event later than the expiration date of the option. If the termination of the optionee's employment or relationship with the Company is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Committee shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee. Unless the Committee determines otherwise, any portion of an option that is not exercisable on the

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optionee's termination of employment or other relationship with the Company will be forfeited on such termination date.

11.  Incentive Stock Options.

        Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

        (a)  Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

        (b)  10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

            (i)  The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

          (ii)  the option exercise period shall not exceed five years from the date of grant.

        (c)  Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

        (d)  Termination of Employees, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

            (i)  an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii)  if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii)  if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

        For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date. Unless determined otherwise by the Committee, any portion of an Incentive Stock Option which is not exercisable on the optionee's termination of employment with the Company

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shall be forfeited. To the extent that an option which is intended to be an Incentive Stock Option does not satisfy the requirements of Code Section 422, it shall be treated as a nonqualified option.

12.  Additional Provisions.

        (a)  Additional Option Provisions. The Committee may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

        (b)  Acceleration, Extension, Etc. The Committee may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised.

13.  General Restrictions.

        (a)  Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

        (b)  Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.  Rights as a Stockholder.

        The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

        (a)  Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split, spinoff or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Committee, in its sole discretion, shall make an appropriate and proportionate

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adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

        (b)  Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation. For purposes of this Section 15 and Section 16, the Company will be treated as the "surviving corporation" in a merger, consolidation or similar transaction if substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to the transaction continue to own, directly or indirectly, immediately after the transaction at least 60% of the outstanding shares of voting securities of the corporation resulting from the transaction.

        (c)  Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  Merger, Consolidation, Asset Sale, Liquidation, Etc.

        (a)  General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Committee, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

        (b)  Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that

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substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

17.  No Special Employment Rights.

        Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.  Other Employee Benefits.

        Except as to plans which by their terms expressly include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan.

        The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, subject to Sections 15 and 16 (relating to adjustments to shares), no such modification or amendment shall, without the optionee's consent, adversely affect the rights of such optionee with respect to options previously granted to him or her under the Plan.

20.  Withholding.

        (a)  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Committee, which may be withheld by the Committee in its sole discretion, the optionee may elect to satisfy the minimum tax withholding obligations required by law, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (b)  The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

21.  Cancellation and New Grant of Options, Etc.

        The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan

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and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.  Effective Date and Duration of the Plan.

        (a)  Effective Date. This amendment and restatement of the Plan shall become effective when adopted by the Board of Directors, subject to the approval of the Company's stockholders to the extent so provided by the Board.

        (b)  Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its initial adoption by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.  Provision for Foreign Participants.

        The Committee may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24.  Governing Law.

        The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

        Adopted by the Board of Directors on August 7, 1996, amended on May 26, 1999, amended and restated effective March 26, 2000, February 22, 2001 and June 29, 2001.

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CLASS A COMMON STOCK PROXY CARD

CENTIV, INC.

998 Forest Edge Drive, Vernon Hills, Illinois 60061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints William M. Rychel and Thomas M. Mason as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Class A Common Stock of Centiv, Inc. held of record by the undersigned on March 29, 2002 at the Annual Meeting of Shareholders to be held on May 23, 2002 or any adjournment thereof.

(To be signed on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
CENTIV, INC.

May 23, 2002

\*/ Please Detach and Mail in the Envelope Provided \*/

☒	Please mark your vote as in this example.
		FOR	WITHHOLD AUTHORITY					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees:	Frank X. Dalton, Jr. Kim Feil Thomas M. Mason William M. Rychel Albert E. Sisto	3.	PROPOSAL to approve the reincorporation of Centiv, Inc. in Delaware through a merger of Centiv, Inc. with and into a wholly owned Delaware subsidiary	☐	☐	☐
								FOR	AGAINST	ABSTAIN
IN THEIR DISCRETION, the Proxies are authorized to vote upon FOR: except vote withheld from the following nominees:						4.	PROPOSAL to ratify the issuance by Centiv, Inc. of 216,000 units, each consisting of one share convertible preferred stock and a warrant to purchase one additional share of convertible preferred stock.	☐	☐	☐
			FOR	AGAINST	ABSTAIN
2.	PROPOSAL to amend the Centiv, Inc. 1997 Stock Option Plan.		☐	☐	☐	5.	IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

						This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all listed Directors and FOR Proposals 2, 3 and 4.
						Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.
Signature	Date:	, 2002	Signature	Date:	, 2002
NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SERIES A CONVERTIBLE PREFERRED STOCK PROXY CARD

CENTIV, INC.

998 Forest Edge Drive, Vernon Hills, Illinois 60061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints William M. Rychel and Thomas M. Mason as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Series A Convertible Preferred Stock of Centiv, Inc. held of record by the undersigned on March 29, 2002 at the Annual Meeting of Shareholders to be held on May 23, 2002 or any adjournment thereof.

(To be signed on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
CENTIV, INC.

May 23, 2002

\*/ Please Detach and Mail in the Envelope Provided \*/

☒	Please mark your vote as in this example.
		FOR	WITHHOLD AUTHORITY					FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees:	Frank X. Dalton, Jr. Kim Feil Thomas M. Mason William M. Rychel Albert E. Sisto Steven J. Carnevale	3.	PROPOSAL to approve the reincorporation of Centiv, Inc. in Delaware through a merger of Centiv, Inc. with and into a wholly owned Delaware subsidiary	☐	☐	☐
IN THEIR DISCRETION, the Proxies are authorized to vote upon FOR: except vote withheld from the following nominees:						4.	IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
			FOR	AGAINST	ABSTAIN
2.	PROPOSAL to amend the Centiv, Inc. 1997 Stock Option Plan.		☐	☐	☐
						This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all listed Directors and FOR Proposals 2 and 3.
						Please Mark, Date and Return the Proxy Card promptly using the enclosed envelope.
Signature	Date:	, 2002	Signature	Date:	, 2002
NOTE: Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

Centiv, Inc. 998 Forest Edge Drive Vernon Hills, Illinois 60061 (847) 876-8300
Table of Contents
Annual Report on Form 10-K
Explanatory Note
Questions and Answers
Election of Directors
Meetings and Committees of the Board of Directors
Director Compensation
Ownership of Centiv Common Stock
Section 16(a) Beneficial Ownership Reporting Compliance
Executive Compensation
Summary Compensation
Option Grants in 2001
Option Exercises in 2001 and 2001 Year-End Option Values
Certain Relationships and Related Transactions
Compensation Committee Report on Executive Compensation
Company Performance
Cumulative Total Return
Audit Committee Report
Independent Public Accountants
Amendment of 1997 Stock Option Plan
The board of directors unanimously recommends a vote FOR the amendment of the 1997 Stock Option Plan.
Reincorporation in Delaware
Ratification of Issuance of Units
Executive Officers
  Appendix A
Georgia Business Corporation Code Dissenter's Rights Provisions
  Appendix B
AGREEMENT AND PLAN OF MERGER
  Appendix C
CERTIFICATE OF INCORPORATION OF CENTIV, INC.
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK ($0.001 PAR VALUE PER SHARE) OF CENTIV, INC. (Pursuant to Section 151 of the Delaware General Corporation Law)
  Appendix D
BYLAWS OF CENTIV, INC.
ARTICLE I. Offices
ARTICLE II. Stockholders
ARTICLE III. Directors
ARTICLE IV. Officers
ARTICLE V. Fiscal Year
ARTICLE VI. Seal
ARTICLE VII. Waiver of Notice
ARTICLE VIII. Amendments
PROPOSED AMENDMENT AMENDMENT TO CENTIV, INC. 1997 STOCK OPTION PLAN
CENTIV, INC. 1997 STOCK OPTION PLAN (As Amended and Restated Effective June 29, 2001)